Sphere 500 Climate Fund

a series of Manager Directed Portfolios

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, Wisconsin 53202

March 6, 2024

Dear Shareholder,

On behalf of the Board of Trustees of Manager Directed Portfolios (the “MDP Board”), I am writing to inform you of the upcoming special meeting of the shareholders of the Sphere 500 Climate Fund, a series of Manager Directed Portfolios (“MDP”) (the “Fund” or the “Acquired Fund”), which will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 on March 27, 2024 at 11:00 a.m. Central Time (with any adjournments or postponements thereof, the “Meeting”).

At the Meeting, the shareholders of the Fund will be asked to vote on an Agreement and Plan of Reorganization and Termination (“Reorganization Agreement”) providing for the reorganization of the Fund with and into a series of North Square Investments Trust (“NSIT”) that was newly created specifically for such reorganization (the “Acquiring Fund”) (the “Reorganization”).

ACQUIRED FUND (series of Manager Directed Portfolios)	To be reorganized into	ACQUIRING FUND (series of North Square Investments Trust)
Sphere 500 Climate Fund	➔	Sphere 500 Climate Fund

The Acquired Fund is currently organized as a series of MDP, an open-end management investment company organized as a Delaware statutory trust with its principal offices located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. After completion of the Reorganization, the Acquired Fund will become a series of NSIT, an open-end management investment company organized as a Delaware statutory trust with its principal offices located c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

If shareholders approve the Reorganization, it will take effect on or about April 12, 2024, or such other date as may be agreed upon by the officers of MDP and NSIT. At that time, the shares of the Acquired Fund will be exchanged on a tax-free basis for shares of the Acquiring Fund with the same aggregate net asset value. Following the Reorganization, Reflection Asset Management, LLC (the “Adviser” or “Reflection”), the investment adviser to the Acquired Fund, will continue as the investment adviser to the Acquiring Fund. There will be no change to the Acquired Fund’s investment objective or strategies as a result of the Reorganization. The Acquired Fund’s management fee, investment limitations and principal risks will remain the same, and expenses of the Acquiring Fund are anticipated to be the same as those of the Acquired Fund following the Reorganization. The Acquiring Fund may experience lower expenses over time due to reduced service provider expenses.

Your vote is important no matter how many shares you own. After careful consideration, and with the recommendation of Reflection, the MDP Board unanimously approved the Reorganization Agreement and authorized the solicitation of proxies on the proposal. The MDP Board recommends that you vote FOR the Reorganization proposal. For more information about the Reorganization

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proposal requiring your vote, please refer to the accompanying Proxy Statement/Prospectus. The Notice of Special Meeting of Shareholders and the proxy card are also enclosed.

Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the attached materials, please complete, sign and date your proxy card and mail it promptly in the enclosed postage paid envelope. You may also vote online by following the instructions found on your proxy card, by telephone at the number provided on the proxy card, or at the Meeting. Any proposal submitted to a vote at the Meeting may be voted at the Meeting, by phone or online using the instructions found on your proxy card, or by written proxy. If you have any questions regarding the Proxy Statement/Prospectus, please call EQ Fund Solutions, our proxy solicitation firm, toll-free at 1-877-864-5060.

Sincerely,

/s/ Scott M. Ostrowski
Scott M. Ostrowski
President
Manager Directed Portfolios

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Sphere 500 Climate Fund

a series of Manager Directed Portfolios

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, Wisconsin 53202

NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

To Be Held March 27, 2024

Dear Shareholders:

Notice is hereby given that a special meeting of shareholders of the Sphere 500 Climate Fund, a series of Manager Directed Portfolios (the “Acquired Fund”), will be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 on March 27, 2024 at 11:00 a.m. Central Time (with any adjournments or postponements thereof, the “Meeting”).

The purpose of the Meeting is for shareholders of the Acquired Fund to consider and act upon the following proposal (the “Proposal”):

PROPOSAL:	To approve the Agreement and Plan of Reorganization and Termination providing for (a) the acquisition of all of the assets of the Acquired Fund by a newly created series of North Square Investments Trust of the same name (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund and (b) the subsequent liquidation, termination and dissolution of the Acquired Fund.

Shareholders may also be asked to transact such other business as may properly come before the Meeting. Shareholders of record at the close of business on December 22, 2023, are entitled to notice of, and to vote at, the Meeting.

THE MDP BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 27, 2024. This Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus are available on the Internet at vote.proxyonline.com/sphere/docs/2024meeting.pdf. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement/Prospectus and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees of Manager Directed Portfolios:

/s/ Amber C. Kopp
Amber C. Kopp
Secretary
Manager Directed Portfolios
March 6, 2024

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YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

To assure your representation at the Meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, vote online at the website listed on your proxy card, or vote by calling the number listed on your proxy card, whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares at the Meeting.

IF YOU SIGN, DATE AND RETURN THE PROXY CARD BUT GIVE NO INSTRUCTIONS, YOUR SHARES WILL BE VOTED “FOR” THE PROPOSAL DESCRIBED ABOVE.

To avoid the additional expense of further solicitation, we ask for your cooperation in voting promptly. In addition to the solicitation of proxies by mail, you may receive a call from a representative of EQ Fund Solutions or from Reflection Asset Management, LLC if your vote is not received.

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE OR VIA THE INTERNET

(1)	Read the Proxy Statement/Prospectus, and have your Proxy Card handy.

(2)	Call the toll-free number or visit the web site indicated on your Proxy Card.

(3)	Enter the number found in the shaded box on the front of your Proxy Card.

(4)	Follow the recorded or on-line instructions to cast your vote.

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REORGANIZATION OF

Sphere 500 Climate Fund

a series of

Manager Directed Portfolios

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, Wisconsin 53202

IN EXCHANGE FOR SHARES OF

Sphere 500 Climate Fund

a series of

North Square Investments Trust

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(513) 587-3400

PROXY STATEMENT/PROSPECTUS
MARCH 6, 2024

INTRODUCTION

This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees (the “MDP Board”) of Manager Directed Portfolios (“MDP”) on behalf of the Sphere 500 Climate Fund, a series of MDP (the “Acquired Fund”), for use at the special meeting of shareholders of the Acquired Fund to be held at the offices of U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202 on March 27, 2024 at 11:00 a.m. Central Time (together with any postponements or adjournments thereof, the “Meeting”). The Notice of Special Meeting of Shareholders, Proxy Statement/Prospectus, and proxy card will be mailed to shareholders beginning on or about March 8, 2024.

The Meeting has been called by the MDP Board for shareholders of the Acquired Fund to consider the proposed Agreement and Plan of Reorganization and Termination (“Reorganization Agreement”) attached as Appendix A to this Proxy Statement/Prospectus, pursuant to which the Acquired Fund would reorganize into a newly created series of North Square Investments Trust (“NSIT”), an investment company organized as a Delaware statutory trust. Under the Reorganization Agreement, (i) the Acquired Fund would transfer all of its assets into a newly created series of NSIT with the same name as the Acquired Fund (the “Acquiring Fund”), in exchange for (a) the number of full and fractional shares of the Acquiring Fund corresponding to the number of outstanding full and fractional shares of the Acquired Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of shares of the Acquired Fund, and (b) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by (ii) a liquidating distribution by the Acquired Fund to its shareholders of the Acquiring Fund shares received in the exchange, in proportion to the shareholders’ holdings of the shares of the Acquired Fund (the “Reorganization”). The Acquired Fund and the Acquiring Fund are sometimes referred to individually or collectively as a “Fund” or the “Funds.”

The Reorganization of the Acquired Fund will not result in any change to the investment objective, principal investment strategies, or investment policies of the Acquired Fund. There are no changes anticipated to be made to the Acquired Fund’s portfolio as a result of being reorganized into the Acquiring Fund. Reflection Asset Management, LLC, the investment adviser to the Acquired Fund (the “Adviser” or “Reflection”), will continue to serve as the investment adviser to the Acquiring Fund. The portfolio manager of the Acquired Fund will continue as the portfolio manager of the

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Acquiring Fund. The investment advisory fee rate for the Acquiring Fund will be the same as the investment advisory fee rate for the Acquired Fund. No change in the advisory fee rate is being proposed.

If shareholders of the Acquired Fund vote to approve the Reorganization Agreement, shareholders of the Acquired Fund will receive Acquiring Fund shares in the Reorganization having a total dollar value equal to the value of their investment in the Acquired Fund immediately prior to the Reorganization. The Acquired Fund will then be liquidated and dissolved.

ACQUIRED FUND (a series of Manager Directed Portfolios)	To be reorganized into	ACQUIRING FUND (a series of North Square Investments Trust)
Sphere 500 Climate Fund	➔	Sphere 500 Climate Fund

The Acquired Fund has fixed December 22, 2023 as the record date (“Record Date”) for the determination of Acquired Fund shareholders entitled to notice of and to vote at the Special Meeting and at any adjournment or postponement thereof. Acquired Fund shareholders will be entitled to one vote for each share of the Acquired Fund held (and a proportionate fractional vote for each fractional share held) as of the Record Date. If any other proposals in addition to the Proposal properly come before the Meeting or any adjournment or postponement thereof, then the shareholders of the Acquired Fund will vote separately on each such proposal. References in this Proxy Statement/Prospectus to the “Special Meeting” include any adjournment or postponement of the Special Meeting, unless indicated otherwise.

This Proxy Statement/Prospectus sets forth the information you should know about the Reorganization. Please read this Proxy Statement/Prospectus and keep it for future reference. This document also serves as a prospectus for the offering and issuance of the shares of the Acquiring Fund to be issued in the Reorganization. The Acquiring Fund, which has been established for the purpose of effecting the Reorganization, has not yet commenced operations as of the date of this Proxy Statement/Prospectus. Further information about the Acquired Fund is contained in its Prospectus and Statement of Additional Information, each dated January 31, 2024, and the annual shareholder report dated September 30, 2023. Further information about the Acquiring Fund is contained in its Prospectus and Statement of Additional Information, each dated March 5, 2024.

The following materials are incorporated herein by reference and are legally deemed to be part of this Proxy Statement/Prospectus.

1.	Prospectus and Statement of Additional Information, each dated January 31, 2024, for the Acquired Fund (“Acquired Fund Prospectus”), incorporated by reference to Post-Effective Amendment No. 142 of Manager Directed Portfolio’s registration statement on Form N-1A (File Nos. 333-133691; and 811-21897) (Accession No. 0000894189-24-000527) as filed with the SEC on January 26, 2024.

2.	The audited financial statements and related report of the independent registered public accounting firm for the fiscal year ended September 30, 2023 included in the Acquired Fund’s Annual Report to Shareholders (the “Predecessor Fund Annual Report”) incorporated by reference to Manager Directed Portfolio’s Form N-CSR (File Nos. 811-21897) as filed with the SEC on January 11, 2024.

3.	Prospectus and Statement of Additional Information, each dated March 5, 2024, for the Acquiring Fund (“Acquiring Fund Prospectus”) incorporated by reference to Post-Effective Amendment No. 33 of North Square Investment Trust’s registration statement on Form N-1A (File Nos. 333-226989 and 811-23373) (Accession No. 0001580642-24-001459) as filed with the SEC on March 5, 2024.

The Acquired Fund’s administrator will provide a copy of the Acquired Fund’s Prospectus, Statement of Additional Information, and most recent annual report and semi-annual report, including financial statements and schedules, at no charge if you call the Acquired Fund at (844)2SPHERE (toll free) or write to the Sphere 500 Climate Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The Acquiring Fund’s Prospectus and Statement of Additional Information are also available at no charge by contacting the Acquiring Fund by calling (844)2SPHERE (toll free), or writing to the Sphere 500 Climate Fund at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Acquired Fund’s most recent annual report has previously been delivered or made available to shareholders. All of these documents are also available at no charge on the Acquired Fund’s website at: www.oursphere.org/fund, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE ACQUIRING FUND IS NOT A DEPOSIT WITH A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU MAY LOSE MONEY BY INVESTING IN THE ACQUIRING FUND.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations regarding the Reorganizations other than those contained in this Proxy Statement/Prospectus or related solicitation materials on file with the SEC, and you should not rely on such other information or representations.

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, the Reorganization Agreement, and the Acquired Fund’s Prospectus and Acquired Fund’s SAI. Shareholders should read the entire Proxy Statement/Prospectus, the Reorganization Agreement, and the Acquired Fund’s Prospectus and SAI carefully for more complete information.

Why are you sending me the Proxy Statement/Prospectus?

You are receiving this Proxy Statement/Prospectus because you own shares in the Acquired Fund as of the Record Date and have the right to vote on the very important Proposal described herein concerning the Acquired Fund. This Proxy Statement/Prospectus contains information that shareholders of the Acquired Fund should know before voting on the Proposal.

Who is eligible to vote on the Proposal?

Shareholders of record of the Acquiring Fund at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If you owned shares of the Acquired Fund on the Record Date, you have the right to vote even if you later redeemed or sold your shares.

Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders’ instructions. If you sign and return a Proxy Card but do not fill in a vote, your shares will be voted “FOR” the Reorganization. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

On what am I being asked to vote?

You are being asked to approve reorganizing the Acquired Fund into the Acquiring Fund. Specifically, you are being asked to vote on the approval of the Reorganization Agreement between the Acquired Fund and the Acquiring Fund providing for: (i) the Acquired Fund transferring all of its assets into a newly created series of NSIT with the same name as the Acquired Fund, the Acquiring Fund, in exchange for (a) the number of full and fractional shares of the Acquiring Fund corresponding to the number of outstanding full and fractional shares of the Acquired Fund with an aggregate net asset value (“NAV”) equal to the aggregate NAV of shares of the Acquired Fund, and (b) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by (ii) a liquidating distribution by the Acquired Fund to its shareholders of the Acquiring Fund shares received in the exchange, in proportion to the shareholders’ holdings of the shares of the Acquired Fund. The MDP Board and the Board of Trustees of the Acquiring Fund (the “NSIT Board”) each approved the Reorganization Agreement.

What are the reasons for the proposed Reorganization?

The Adviser and the MDP Board are recommending the Reorganization because each believes that it would be in the best interest of the Acquired Fund and its shareholders. The Adviser requested that the MDP Board consider the Reorganization. The Acquired Fund is currently a series of MDP, a Delaware statutory trust, and is managed by the Adviser. MDP is structured so that its board of trustees provides oversight and governance to, and a common set of service providers provide non-investment management services to, a number of different funds managed by different unaffiliated investment advisers. NSIT is a Delaware statutory trust structured in the same manner as MDP. If the Reorganization is approved, the Acquiring Fund will become a series of NSIT and the Adviser would be one of the investment advisers that provide investment management services to funds in NSIT.

The Adviser proposed the Reorganization of the Acquired Fund because the Adviser believes that the Fund and its shareholders would benefit by becoming a series of NSIT. Specifically, the Adviser stated its belief that the service options and fee arrangements offered to the Acquired Fund through the Reorganization would be in the best interests of shareholders given that, among other benefits, the overall fees and expenses are anticipated to be lower. The Adviser believes the Reorganization will also result in greater distribution opportunities from access to additional intermediary platforms and enhanced marketing services to be provided by the distributor the Acquiring Fund, as well as improved operational efficiencies due to the affiliation of NSIT’s administrator, fund accountant and transfer agent, Ultimus Fund Solutions, LLC (“Ultimus”), with the Acquired Fund’s distributor, Ultimus Fund Distributors, LLC. The Acquiring Fund is also expected to be subject to lower service provider fees based on the Adviser’s analysis of the applicable service provider fee schedules.

Has the MDP Board approved the Reorganization?

Yes. The MDP Board has carefully reviewed the Proposal and unanimously approved the Reorganization Agreement and the Reorganization. The Board recommends that shareholders of the Acquired Fund vote “FOR” the Proposal.

What effect will the Reorganization have on me as a shareholder?

If the Reorganization is approved by the shareholders of the Acquired Fund, the Acquired Fund will be reorganized into a new, identically named Acquiring Fund, which is a new series of NSIT. Each shareholder of the Acquired Fund will receive the same number of full and fractional shares of the Acquiring Fund, with the same aggregate NAV, as the shareholder held of the Acquired Fund immediately prior to the Reorganization. There are no changes anticipated to be made to the Acquired Fund’s portfolio as a result of being reorganized into the Acquiring Fund. The shareholder services offered to the shareholders of the Acquiring Fund will be substantially similar to the shareholder services offered to the shareholders of the Acquired Fund. As discussed further below, the investment advisory fee rate for the Acquiring Fund will be the same as the investment advisory fee rate for the Acquired Fund following the Reorganization. The total annual fund operating expenses of Acquiring Fund are anticipated to be the same as those of the Acquired Fund immediately following the Reorganization.

How do the FundS’ investment objectives, principal investment strategies and principal risks compare?

The investment objective, principal investment strategies, investment policies and limitations, principal investment risks and fiscal year end of the Acquiring Fund are the same or substantially the same as those of the Acquired Fund. There are no changes anticipated to be made to the Acquired Fund’s portfolio as a result of being reorganized into the Acquiring Fund.

How do the Funds’ fees and expenses compare?

The Reorganization will not result in any change to the Adviser’s investment advisory fee rate charged to the Acquiring Fund. In addition, the total annual fund operating expenses of the Acquiring Fund are expected to be the same as those of the Acquired Fund. As discussed in more detail below, the Acquired Fund has adopted a Shareholder Servicing Plan that provides for a shareholder servicing fee of up to 0.10%. The Shareholder Servicing Plan is currently inactive but the payment of shareholder servicing fees may be made in the future pursuant to the Shareholder Servicing Plan. The Acquiring Fund intends to adopt a similar shareholder servicing plan with an identical authorized fee rate of up to 0.10% of the Fund’s daily net assets.

The fee rates to be charged by the fund administrator, transfer agent and fund accountant to the Acquiring Fund are expected to be lower than the fee rates currently charged to the Acquired Fund. These fund expenses are borne by the Adviser under the terms of the unified advisory fee.

The following tables allows you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of the Acquired Fund that you may pay for buying, holding and selling shares of the Acquired Fund to those of the Acquiring Fund. The pro forma columns show estimated expenses of the Acquiring Fund for the current fiscal year, as if the Reorganization had occurred on the last day of the Acquired Fund’s annual period ended September 30, 2023. The Annual Fund Operating Expenses tables and Example tables shown below are based on actual expenses incurred during the Acquired Fund’s annual period ended September 30, 2023. The pro forma columns show your costs as if the Reorganization had occurred on September 30, 2023. Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown. These tables do not reflect charges that may be imposed in connection with an account through which you hold Fund shares. A broker-dealer or financial institution maintaining the account through which you hold Fund shares may charge separate account, service or transaction fees on the purchase or sale of Fund shares that would be in addition to the fees and expenses shown here.

SPHERE 500 CLIMATE FUND

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Acquired Fund	Pro Forma Acquiring Fund
Management Fees	0.07%	0.07%
Distribution (12b-1) and/or Service Fees	None	0.00%
Other Expenses	0.00%	0.00%(1)
Total Annual Fund Operating Expenses	0.07%	0.07%

(1)	Estimated expenses for the current fiscal year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Year	Acquired Fund	Pro Forma Acquiring Fund
1	$7	$7
3	$23	$23
5	$40	$40
10	$90	$90

How do the performance records of the Funds compare?

Set forth below is the performance information for the Acquired Fund. The bar chart and table that follow provide some indication of the risks of investing in the Acquiring Fund by showing the performance of the Acquired Fund since inception and by showing how the Acquired Fund’s average annual returns compare with the Sphere 500 Fossil-Free IndexTM and those of a broad measure of market performance. The information shown assumes reinvestment of distributions. The Acquiring Fund has not yet commenced operations and therefore has no performance history. However, if the Reorganization is approved by shareholders, the Acquiring Fund will acquire all of the assets, and assume all of the liabilities, of the Acquired Fund and will adopt the financial statements and performance history of the Acquired Fund. The Acquired Fund’s past performance, before and after taxes, is not necessarily an indication of how the Acquiring Fund will perform in the future. Updated performance information for the Acquired Fund is available through the Acquired Fund’s website at www.oursphere.org/fund or by calling 1-844-2SPHERE (toll free).

Calendar Year Total Return as of December 31

During the period of time shown in the bar chart, the highest return for a calendar quarter was 12.92% for the quarter ended December 31, 2023, and the lowest return for a calendar quarter was -15.97% for the quarter ended June 30, 2022.

Average Annual Total Returns

(For the Periods Ended December 31, 2023)

	1 Year	Since Inception (October 4, 2021)
Acquired Fund*
Return Before Taxes	29.48%	5.61%
Return After Taxes on Distributions	29.02%	5.34%
Return After Taxes on Distributions and Sale of Fund Shares	17.68%	4.26%
Sphere 500 Fossil-Free Index (reflects no deduction for fees, expenses or taxes)	31.28%	13.40%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	6.44%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who are exempt from tax or hold their Fund shares through tax-deferred or other tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).

How do the investment advisORY, PORTFOLIO MANAGEMENT and DISTRIBUTION ARRANGEMENTS FOR THE FUNDS COMPARE?

Investment Adviser

The Acquired Fund’s investment adviser is Reflection Asset Management, LLC, 1000 Palm Boulevard, Isle of Palms, South Carolina 29451. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and provides investment advisory services to the Acquired Fund under an investment advisory agreement with MDP, on behalf of the Acquired Fund. After the Reorganization, the Adviser will continue to serve as investment adviser to the Acquiring Fund. For additional information regarding the Adviser please refer to the section below entitled “Comparison of Investment Adviser and Portfolio Manager”.

Portfolio Manager

There will be no change to the Acquired Fund’s portfolio manager as a result of the Reorganization. Jason T. Britton, Chief Executive Officer and Founder of the Adviser, is the portfolio manager of the Acquired Fund. For additional information regarding Mr. Britton please refer to the section below entitled “Comparison of Investment Adviser and Portfolio Manager”.

Distribution

Ultimus Fund Distributors, LLC located at 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246 serves as the distributor for the Acquired Fund and Acquiring Fund. The Acquiring Fund will be distributed in the same manner as the Acquired Fund. For additional information regarding distribution arrangements for the Funds please refer to the section below entitled “Comparison of Distribution, Shareholder Servicing, Purchase and Redemption of Shares, Pricing and Other Policies”.

HOW DO THE Boards and THE FUNDS’ Service Providers, other than the Investment Adviser, COMPARE?

There are no significant differences in the management structure or organization of the Acquired Fund and the Acquiring Fund. The Acquired Fund is a separate portfolio series of MDP, a Delaware statutory trust, and the Acquired Fund is managed by the Adviser. The Acquiring Fund is a separate portfolio series of NSIT, which is also a Delaware statutory trust, and will continue to be managed by the Adviser. The board of trustees of NSIT (“NSIT Board”) provides oversight and governance for NSIT and the series of funds in NSIT. As a new series of NSIT, the Acquiring Fund, assuming the consummation of the Reorganization, will be overseen by a different board of trustees and have different officers than the Acquired Fund. Please see the Proxy Statement/Prospectus SAI, which accompanies this Proxy Statement/Prospectus, for more information about the officers and trustees of the Acquiring Fund. The Acquiring Fund will also be subject to the compliance and other policies and procedures of NSIT, although it is not anticipated that this will result in any substantive change from the current day-to-day operations of the Acquired Fund, including its various operational and regulatory policies and procedures.

A common set of service providers provides non-investment management services to NSIT and its series funds, some of which are the same service providers as those in place for the Acquired Fund. Custody, administration, accounting, transfer agency, distribution services and legal counsel (“Third Party Service Arrangements”) are provided to MDP and NSIT by the following parties:

Service Provider	MDP	NSIT
Administrator/ Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202	Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
Distributor	Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246	Ultimus Fund Distributors, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
Custodian	U.S. Bank, N.A. Custody Operations 1555 North River Center Drive Milwaukee, WI 53212	U.S. Bank, N.A. Custody Operations 1555 North River Center Drive Milwaukee, WI 53212
Independent Registered Public Accounting Firm	Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, PA 19103	Cohen & Company, Ltd. 1350 Euclid Avenue, Suite 800 Cleveland, OH 44115
Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, WI 53202	Seward & Kissel LLP 901 K Street Washington, DC 20001

How do the Funds’ DISTRIBUTION, purchasE, redemption AND VALUATIon policies compare?

The policies regarding distribution, purchase, redemption, and valuation of shares for the Acquiring Fund are substantially the same as those of the Acquired Fund. There are no changes anticipated to be made to the Acquired Fund’s policies regarding distribution, purchase, redemption, and valuation of shares as a result of being reorganized into the Acquiring Fund. For additional information see “Additional Information about the Funds - Comparison of Distribution, Shareholder Servicing, Purchase and Redemption of Shares, and Pricing.”

Will there be any FEDERAL INCOME tax consequences resulting from the Reorganization?

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss should be recognized by the Acquired Fund or its shareholders as a result of the Reorganization. For more detailed information about the federal income tax consequences of the Reorganizations, please refer to the section below titled “The Proposed Reorganization – Federal Income Tax Consequences” below.

Will my dividends be affected by the Reorganizations?

No. The Acquiring Fund and Acquired Fund both distribute their net investment income, and make distributions of their net realized capital gains, if any, annually.

Who will pay the costs of the Reorganizations?

The Adviser will bear all expenses associated with the Reorganization, regardless of whether or not the Reorganization is consummated with respect to the Acquired Fund, including, without limitation, (1) costs associated with preparing and filing the Acquired Fund’s prospectus supplements and the Registration Statement, and printing and distributing the Acquiring Fund’s prospectus and the Acquired Fund’s Proxy Statement, (2) legal and accounting fees, (3) expenses associated with holding the Meeting and any special meetings or portions of meetings of the NSIT Board or Trustees and MDP Board of Trustees in connection with the Reorganization, (4) proxy tabulation and solicitation costs, and (5) other related administrative or operational costs. EQ Fund Solutions has been engaged to provide tabulation and solicitation services, which are estimated to cost approximately $8,000.

When is the Reorganization expected to occur?

If shareholders of the Acquired Fund approve the proposal, the Reorganization will take effect on or about April 12, 2024 (the “Closing Date”) or such other date as may be agreed upon by the officers of NSIT and MDP in accordance with the Reorganization Agreement. The NSIT Board has also approved the Reorganization on behalf of the Acquiring Fund.

How do I vote on the Reorganization?

You can place your vote by mailing your completed proxy card included with this Proxy Statement/Prospectus in the postage-paid envelope provided. As an alternative to voting the proxy card or voting instruction card by mail, you may vote by telephone, the Internet, or in person. To vote by telephone or the Internet, please follow the instructions listed on the proxy card or voting instruction card. If you will attend the Meeting and vote in person, please let us know by calling EQ Fund Solutions toll-free at 1-877-864-5060.

You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of MDP revoking the proxy, or (3) attending and voting at the Meeting.

What will happen if shareholders of THE ACQUIRED Fund do not approve its Reorganization?

If the Reorganization is not approved with respect to the Acquired Fund by the shareholders of the Acquired Fund, the Reorganization will not be consummated, and the MDP Board will consider other alternatives, which may include liquidating the Acquired Fund or having the Acquired Fund continue as a series of MDP.

What if I do not wish to participate in the Reorganization?

If you do not wish to have your Acquired Fund shares exchanged for shares of the Acquiring Fund, you may redeem your shares prior to the consummation of the Reorganization. If you redeem your shares, and if you hold shares in a taxable account, you may recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Comparison of Principal Risks of Investing in the Funds

The principal risks of the Acquired Fund are substantially the same as the principal risks of the Acquiring Fund because the principal investment strategies of the Acquired Fund are substantially similar to the principal investment strategies of its corresponding Acquiring Fund.

Acquired Fund (series of MDP)	Acquiring Fund (series of NSIT)
Climate Investing Considerations Risk. Considerations related to climate risk, such as environmental criteria (e.g., fossil fuel screens), applied to the Index’s construction may limit the number of investment opportunities available to the Fund, and as a result, at times, the Fund may underperform funds that are not subject to similar investment considerations. For example, the Index may exclude certain securities due to climate-focused considerations when other investment considerations would suggest that investing in such securities would be advantageous. The Fund may also underperform funds that invest in the energy and utilities sectors, particularly in times of rising oil, gas and energy prices.	Climate Investing Considerations Risk. Considerations related to climate risk, such as environmental criteria (e.g., fossil fuel screens), applied to the Index’s construction may limit the number of investment opportunities available to the Fund, and as a result, at times, the Fund may underperform funds that are not subject to similar investment restrictions. For example, the Index may exclude certain securities due to climate-focused considerations when other investment considerations would suggest that investing in such securities would be advantageous. The Fund may also underperform funds that invest in the energy and utilities sectors, particularly in times of rising oil, gas and energy prices.

General Market Risk; Recent Market Events. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, problems in the banking sector, wars between Russia and Ukraine and in the Middle East and the impact of the coronavirus (COVID-19) global pandemic. Uncertainties regarding interest rate levels, political events, conflicts in Europe and in the Middle East, trade tensions and the possibility of a national or global recession have also contributed to market volatility.

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a

General Market Risk; Recent Market Events. The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation and the impact of the coronavirus (COVID-19) global pandemic. While U.S. and global economies are continuing to recover from the effects of COVID-19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine and Israel-Palestine conflicts, trade tensions and the possibility of a national or global recession have also contributed to market volatility.

Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions

Acquired Fund (series of MDP)	Acquiring Fund (series of NSIT)
result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.	in one country or region might adversely impact issuers in a different country or region. Continuing market volatility as a result of recent market conditions or other events may have adverse effects on the Fund’s returns. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
Small Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines that liquidation is in the best interest of shareholders. As a result, the timing of the Fund’s liquidation may not be favorable.	Small Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines that liquidation is in the best interest of shareholders. As a result, the timing of any potential liquidation of the Fund may not be favorable.
Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.	Common Stock Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change.
Large-Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.	Large-Capitalization Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Information Technology Sector Risk. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Not separately disclosed.	Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the

Acquired Fund (series of MDP)	Acquiring Fund (series of NSIT)
Fund will not concentrate in a particular industry or group of industries.
Passive Investment Risk. The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.	Passive Investment Risk. The Fund is not actively managed and the Adviser will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.
Index Calculation Risk. There is no assurance that the Index Administrator will compile the Index accurately or that the Index will be reconstituted, rebalanced, calculated or disseminated accurately. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Administrator, or the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.	Index Calculation Risk. There is no assurance that the Index Administrator will compile the Index accurately or that the Index will be reconstituted, rebalanced, calculated or disseminated accurately. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Administrator, or the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Limited Operating History Risk. The Fund has a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.	Limited Operating History Risk. The Fund has a limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decision.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.	Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.
Third Party Data Risk. The composition of the Index, and consequently the Fund’s portfolio, is heavily dependent on information and data published by independent third parties (“Third Party Data”). When Third Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.	Third Party Data Risk. The composition of the Index, and consequently the Fund’s portfolio, is heavily dependent on information and data published by independent third parties (“Third Party Data”). When Third Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.

Acquired Fund (series of MDP)	Acquiring Fund (series of NSIT)
Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.	Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.	Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Comparison of Investment Objectives

The investment objective of the Acquiring Fund is identical to the investment objective of the Acquired Fund. Each Fund’s investment objective is classified as non-fundamental, which means that the Acquired Fund’s investment objective can be changed by the MDP Board without shareholder approval, and similarly the Acquiring Fund’s investment objective can be changed by the NSIT Board without shareholder approval. Each Fund’s investment objective is set forth in the following table:

Fund	Investment Objective
Acquired Fund (a series of MDP)	The Fund seeks to track the performance, before fees and expenses, of the Sphere 500 Fossil-Free IndexTM.
Acquiring Fund (a series of NSIT)

COMPARISON OF PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended September 30, 2023, the Acquired Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

Comparison of Principal Investment Strategies

The following section describes the principal investment strategies of the Funds. The principal investment strategies of the Acquiring Fund are substantially similar to the principal investment strategies of the Acquired Fund. Although the Acquired Fund and the Acquiring Fund disclose certain similar principal investment strategies with different levels of detail and using different wording or terminology, such differences are not intended to reflect any substantive difference between the way the Acquired Fund has been managed and the way the Acquiring Fund will be managed.

Acquired Fund (series of MDP)	Acquiring Fund (series of NSIT)
The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is designed to reflect the performance of large companies listed on U.S. exchanges while excluding fossil fuel, utility and other companies with material climate-related risks. More	The Fund employs a “passive management” (or indexing) investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is designed to reflect the performance of large companies listed on U.S. exchanges while excluding fossil fuel, utility and other companies with material climate-related risks. More

Acquired Fund (series of MDP)	Acquiring Fund (series of NSIT)

information about the Index can be found at www.bitadata.com/pages/SPFFXI.

The Index

The Index is constructed beginning with the largest 500 U.S. companies that trade on regulated U.S. exchanges by market capitalization. As of December 31, 2023, the market capitalization of companies in the Index ranged from approximately $10 billion to $3 trillion. The index administrator, BITA GmbH (the “Index Administrator”), then eliminates companies from this investable universe using data obtained from As You Sow, an unaffiliated non-profit organization that promotes environmental responsibility through shareholder advocacy. As You Sow eliminates companies from the Index based on their risk profile of being exposed to the fossil fuel industry or other exclusionary screens.

On a periodic basis, As You Sow publishes the current uninvestable lists, which are principally comprised of companies that contribute to climate change through fossil fuel activities. As You Sow designates a company as an uninvestable fossil fuel company if the company is engaged in producing, distributing, or refining fossil fuels; holding reserves of fossil fuels; is a utility that is primarily fossil fuel-powered, or is a producer of equipment for any of the above (i.e., companies that engage in oil, gas, or coal production, and downstream activities). The Index also excludes other uninvestable companies as determined from time to time by As You Sow.

If a company is included in As You Sow’s uninvestable list, that company is not eligible for inclusion in the Index. The Index Administrator then re-weights the remaining companies on a free-float market capitalization basis. A company’s free float-adjusted market capitalization is calculated by multiplying the number of shares readily available in the market by the price of such shares.

The Index is typically composed of approximately 400-450 companies and is rebalanced and reconstituted quarterly as of close on the third Friday of March, June, September, and December, based on data as of the close of business on the Friday of such reconstitution month. As of December 31, 2023 the Index was composed of 417 companies.

The Fund’s Investment Strategy

The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index in weightings that approximate the relative composition of the Index. By investing in component securities of the Index, under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by companies that do not (1) derive any revenue from the sale of fossil fuels, (2) hold fossil fuel related assets or reserves, (3) use fossil fuels for power generation, or (4) produce fossil fuel-related equipment. By excluding information about the Index can be found at www.bitadata.com/pages/SPFFXI.

The Index

The Index is constructed beginning with the largest 500 U.S. companies that trade on regulated U.S. exchanges by market capitalization. As of December 31, 2023, the market capitalization of companies in the Index ranged from approximately $10 billion to $3 trillion. The index administrator, BITA GmbH (the “Index Administrator”), then eliminates companies from this investable universe using data obtained from As You Sow, an unaffiliated non-profit organization that promotes environmental responsibility through shareholder advocacy. As You Sow eliminates companies from the Index based primarily on their risk profile of being exposed to the fossil fuel industry and secondarily, by other exclusionary screens, including companies engaged in deforestation activities, civilian and military firearms manufacturing and related guns/arms sales, prison and border security operations, and tobacco and e-cigarette manufacturing. The elimination of these companies from the Index is intended to foster and support the climate-focused, social investing goals of the Fund.

On a periodic basis, As You Sow publishes the current uninvestable lists, which are principally comprised of companies that contribute to climate change through fossil fuel activities. As You Sow designates a company as an uninvestable fossil fuel company if the company is engaged in producing, distributing, or refining fossil fuels; holding reserves of fossil fuels; is a utility that is primarily fossil fuel-powered, or is a producer of equipment for any of the above (i.e., companies that engage in oil, gas, or coal production, and related activities). The Index also excludes other uninvestable companies as determined from time to time by As You Sow.

If a company is included in As You Sow’s uninvestable list, that company is not eligible for inclusion in the Index. The Index Administrator then re-weights the remaining companies on a free-float market capitalization basis. A company’s free float-adjusted market capitalization is calculated by multiplying the number of shares readily available in the market by the price of such shares.

The Index is typically composed of approximately 400-450 companies and is rebalanced and reconstituted quarterly as of close on the third Friday of March, June, September, and December, respectively, based on data as of the close of business on the Friday of such reconstitution month. As of December 31, 2023 the Index was composed of 417 companies.

The Fund’s Investment Strategy

The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index in weightings that approximate the relative composition of the Index. By investing in component securities of the Index, under

Acquired Fund (series of MDP)	Acquiring Fund (series of NSIT)

companies that engage in these fossil fuel activities, the Index, and therefore the Fund, are not exposed to companies with material climate change risk. The Fund may invest in companies that use fossil fuel as part of their business or have used fossil fuels in the past.

Reflection Asset Management, LLC (the “Adviser”), serves as the investment adviser for the Fund and is responsible for trading on behalf of the Fund in line with the Index. Consistent with the Index, the Adviser rebalances the Fund quarterly. The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all the component securities of the Index in approximately the same weightings as in the Index. This is referred to as a passive or indexing approach to investing.

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of the fiscal year ended September 30, 2023, the Index was not concentrated in any industry or group of industries; however, the Index, and therefore the Fund, had significant exposure to the information technology sector. As of the fiscal year September 30, 2023, the Fund had invested 31% of its net assets in the information technology sector.

Climate-Focused Investing

By investing in the Index, the Fund will invest in companies that do not contribute to climate change in a material way through their fossil fuel activities. According to the U.S. Energy Information Administration, in 2021, 73% of greenhouse gas emissions came from burning fossil fuels. The Fund also seeks to vote proxies in a climate-focused way, such as voting for proposals to reduce or eliminate greenhouse gas emissions, using voting guidelines from As You Vote, an affiliate of As You Sow.

normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by companies that do not (1) derive any revenue from the sale of fossil fuels, (2) hold fossil fuel related assets or reserves, (3) use fossil fuels for power generation, or (4) produce fossil fuel-related equipment. By excluding companies that engage in these fossil fuel activities, the Index, and therefore the Fund, are not exposed to companies with material climate change risk. The Fund may invest in companies that use fossil fuel as part of their business or have used fossil fuels in the past.

Reflection Asset Management, LLC (the “Adviser”), serves as the investment adviser for the Fund and is responsible for trading on behalf of the Fund in line with the Index. Consistent with the Index, the Adviser rebalances the Fund quarterly. The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it will invest in all the component securities of the Index in approximately the same weightings as in the Index. This is referred to as a passive or indexing approach to investing.

To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of the fiscal year ended September 30, 2023, the Index was not concentrated in any industry or group of industries; however, the Index, and therefore the Predecessor Fund (defined below), had significant exposure to the information technology sector. As of the fiscal year ended September 30, 2023, the Predecessor Fund (defined below) had invested 31% of its net assets in the information technology sector.

Climate-Focused Investing

By investing in the Index, the Fund will not invest in companies that contribute to climate change in a material way through their fossil fuel activities. According to the U.S. Energy Information Administration, in 2021, 73% of greenhouse gas emissions came from burning fossil fuels. The Fund also seeks to vote proxies in a climate-focused way, such as voting for proposals to reduce or eliminate greenhouse gas emissions, using voting guidelines from As You Vote, an affiliate of As You Sow.

Comparison of Investment Adviser and Portfolio Manager

Investment Adviser

The Acquired Fund’s investment adviser is Reflection Asset Management, LLC, 1000 Palm Boulevard, Isle of Palms, South Carolina 29451. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and provides investment advisory services to the Acquired Fund under an investment advisory agreement with MDP, on behalf of the Acquired Fund. After the Reorganization, the Adviser will continue to serve as investment adviser to the Acquiring Fund.

Under the current investment advisory agreement between the Adviser and MDP (on behalf of the Acquired Fund), the Acquired Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.07% of the Acquired Fund’s average daily net assets. The Adviser has agreed to pay all expenses of the Acquired Fund, except for: the unified management fee payable to the Adviser pursuant to the investment advisory agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution (12b-1) fees and expenses, and shareholder service fees and expenses pursuant to the Shareholder Servicing Plan (collectively, “Excluded Expenses”). With respect to the Acquiring Fund, the Adviser has agreed to continue to pay all expenses of the Acquiring Fund, except for the Excluded Expenses, following the Reorganization.

Our Sphere, Inc.™ (“Sphere” or the “Fund Sponsor”), currently serves as fund sponsor for the Acquired Fund. The Fund Sponsor has entered into a services agreement with the Adviser, pursuant to which the Fund Sponsor agrees to (i) provide marketing support for the Acquired Fund; (ii) assist with the development of, and provide other support to, the Acquired Fund; and (iii) assume the obligation of the Adviser to pay all expenses of the Acquired Fund, except Excluded Expenses. Sphere will also serve as fund sponsor for the Acquiring Fund.

Portfolio Manager

There will be no change to the Acquired Fund’s portfolio manager as a result of the Reorganization. Jason T. Britton, Chief Executive Officer and Founder of the Adviser, is the portfolio manager of the Acquired Fund. Background information regarding Mr. Britton is set forth below.

Jason T. Britton, Chief Executive Officer and Founder of the Adviser, serves as the Portfolio Manager of the Acquired Fund. Mr. Britton also serves as a portfolio manager of an exchange-traded fund offered in a separate investment company. Mr. Britton has served as the CEO and head portfolio manager of the Adviser since its inception in 2019. From 2016 to 2019, Mr. Britton served as a consulting portfolio manager for two different SEC registered investment advisers: Sciens Capital Management and AlphaOne Capital. From 2009 to 2016, Mr. Britton served as Managing Director and Head Portfolio Manager for thematic/ESG equities for U.S. Trust, a division of Bank of America. Additionally, Mr. Britton is the CEO of fintech startup Reflection-Analytics. Mr. Britton received his B.S. in Business from Georgetown University and holds an MBA from the Yale School of Management.

The Acquired Fund’s Statement of Additional Information provides additional information about the compensation of the portfolio manager, other accounts managed by the portfolio manager and the ownership of the Acquired Fund’s shares by the portfolio manager. You may obtain the Acquired Fund’s Statement of Additional Information at no charge if you call the Acquired Fund at (844)2SPHERE (toll free) or write to the Sphere 500 Climate Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

Comparison of Distribution, Shareholder Servicing, Purchase and Redemption of Shares, Pricing AND OTHER POLICIES

The following discussion highlights and compares the distribution, purchase, redemption, and pricing policies and procedures of the Acquired Fund and the Acquiring Fund. For a more complete discussion of each Fund’s purchase, redemption, and pricing policies and procedures, please see the applicable section of the Acquired Fund’s Prospectus and Acquiring Fund’s Prospectus.

	Acquired Fund (a series of MDP)	Acquiring Fund (a series of NSIT)
Distribution and Shareholder Servicing	The Trust has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of Fund shares is continuous, and the Distributor distributes Fund shares on a best-efforts basis. The Distributor is not obligated to sell any certain number	The Trust has entered into a Distribution Agreement with Ultimus Fund Distributors, LLC (the “Distributor”), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of Fund shares is continuous, and the Distributor distributes Fund shares on a best efforts basis. The Distributor is not obligated to sell any certain number of

	Acquired Fund (a series of MDP)	Acquiring Fund (a series of NSIT)
	of shares of the Fund. The Distributor is a registered broker-dealer and member of FINRA.	shares of the Fund. The Distributor is a registered broker-dealer and member of FINRA.
	Not applicable.	Not applicable.
	The Fund has adopted a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) that allows the Fund to make payments to financial intermediaries and other service providers for shareholders in return for shareholder servicing and maintenance of shareholder accounts. These shareholder servicing and maintenance fees may not exceed 0.10% per year of the Fund’s average daily net assets and may not be used to pay for any services in connection with the distribution and sale of the Fund. However, no shareholder servicing fees are currently being paid by the Fund, and there are no plans to impose these fees as of the date of this Prospectus. In the event shareholder servicing fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.	The Fund has adopted a Shareholder Servicing Plan (the “Shareholder Servicing Plan”) that allows the Fund to make payments to financial intermediaries and other service providers for shareholders in return for shareholder servicing and maintenance of shareholder accounts. These shareholder servicing and maintenance fees may not exceed 0.10% per year of the Fund’s average daily net assets and may not be used to pay for any services in connection with the distribution and sale of the Fund. However, no shareholder servicing fees are currently being paid by the Fund, and there are no plans to impose these fees as of the date of this Prospectus. In the event shareholder servicing fees are charged in the future, because the fees are paid out of Fund assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.
Purchases

Purchases may be made by mail or wire. Investors may purchase additional fund shares by phone. The Fund also permits automatic investments.

Investors may purchase and redeem shares of the Fund through certain financial intermediaries (and their agents) that have made arrangements with the Fund to sell its shares.

Purchases may be made by mail or wire. Investors may purchase additional fund shares by phone. The Fund also permits automatic investments.

Investors may purchase and redeem shares of the Fund through certain financial intermediaries (and their agents) that have made arrangements with the Fund to sell its shares.

Minimum Investments	There is no minimum initial investment in the Fund and additional investments may be made in any amount.	There is no minimum initial investment in the Fund and additional investments may be made in any amount.
Redemptions	You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the Transfer Agent or authorized financial intermediary has received your redemption request. You may elect to have redemption proceeds paid by check, by wire or by electronic funds transfer via ACH. Shares may be redeemed via a systematic withdrawal plan.	You may sell (redeem) your shares on any Business Day. Redemptions are effected at the NAV next determined after the Transfer Agent or authorized financial intermediary has received your redemption request. You may elect to have redemption proceeds paid by check, by wire or by electronic funds transfer via ACH. Shares may be redeemed via a systematic withdrawal plan.
In-Kind Redemptions	The Fund reserves the right to honor redemption requests by making payment in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption-in-kind”) and may do so in the form of pro-rata slices of the Fund’s portfolio, individual securities or a representative basket of securities. Redemptions in-kind are taxable in the same manner to a redeeming shareholder as redemptions paid in cash for federal income tax purposes. Securities redeemed in-kind will be subject to market risk until they are sold. In addition, the sale of securities received in-kind may be subject to brokerage fees, and may give rise to taxable gains or losses.	The Fund reserves the right to honor redemption requests by making payment in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption-in-kind”) and may do so in the form of pro-rata slices of the Fund’s portfolio, individual securities or a representative basket of securities. Redemptions in-kind are taxable in the same manner to a redeeming shareholder as redemptions paid in cash for federal income tax purposes. Securities redeemed in-kind will be subject to market risk until they are sold. In addition, the sale of securities received in-kind may be subject to brokerage fees, and may give rise to taxable gains or losses.

	Acquired Fund (a series of MDP)	Acquiring Fund (a series of NSIT)
Dividends and Distributions	Distributions from the Fund’s net investment income, if any, are declared and paid annually. Any net capital gain realized by the Fund also will be distributed annually.	Distributions from the Fund’s net investment income, if any, are declared and paid annually. Any net capital gain realized by the Fund also will be distributed annually.
Frequent Trading

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). “Market timing” generally refers to frequent or excessive trades into or out of a mutual fund in an effort to anticipate changes in market prices of its investment portfolio. Frequent purchases and redemptions of Fund shares can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all of the Fund’s shareholders. In particular, frequent trading can: (i) force the Fund’s portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the Fund invests in securities that are thinly traded (some small-cap stocks, for example) or are traded primarily in markets outside of the U.S. Frequent traders using arbitrage strategies can dilute the Fund’s NAV for long-term shareholders.

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The policy is intended to discourage excessive trading in the Fund’s shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Fund reserves the right to reject any purchase request order at any time and for any reason, without prior written notice. The Fund may, in certain circumstances, reverse a transaction determined to be abusive.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). “Market timing” generally refers to frequent or excessive trades into or out of a mutual fund in an effort to anticipate changes in market prices of its investment portfolio. Frequent purchases and redemptions of Fund shares can disrupt the management of the Fund, negatively affect the Fund’s performance, and increase expenses for all of the Fund’s shareholders. In particular, frequent trading can: (i) force the Fund’s portfolio managers to hold larger cash positions than desired instead of fully investing the Fund, which can result in lost investment opportunities; (ii) cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the Fund invests in securities that are thinly traded (some small-cap stocks, for example) or are traded primarily in markets outside of the U.S. Frequent traders using arbitrage strategies can dilute the Fund’s NAV for long-term shareholders.

The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares. The policy is intended to discourage excessive trading in the Fund’s shares that may harm long-term investors and to make reasonable efforts to detect and deter excessive trading. The Fund reserves the right to reject any purchase request order at any time and for any reason, without prior written notice. The Fund may, in certain circumstances, reverse a transaction determined to be abusive.

Net Asset Value	The NAV per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern Time) (“Market Close”) on each day that the Exchange is open for business (each, a “Business Day”). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities, and dividing the balance by the number of outstanding shares in the Fund.	The NAV per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) (generally 4:00 p.m. Eastern Time) (“Market Close”) on each day that the Exchange is open for business (each, a “Business Day”). The NAV is calculated by adding the value of all securities and other assets in the Fund, deducting its liabilities, and dividing the balance by the number of outstanding shares in the Fund.
Share Price

The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Equity securities held by the Fund which are listed on a national securities exchange, except those traded on the NASDAQ Stock Market, Inc.

The Fund values its assets based on current market values when such values are available. These prices normally are supplied by an independent pricing service. Equity securities held by the Fund which are listed on a national securities exchange, except those traded on the NASDAQ Stock Market, Inc.

Acquired Fund (a series of MDP)	Acquiring Fund (a series of NSIT)

(“NASDAQ”), and for which market quotations are available, are valued at the last quoted sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price.

Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities for the Fund, subject to oversight by the Board. Assets and securities for which market quotations are not readily available are valued in good faith in accordance with the Valuation Designee’s procedures.

When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Valuation Designee believes accurately reflects fair value. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Valuation Designee’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

(“NASDAQ”), and for which market quotations are available, are valued at the last quoted sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price, which may not be the last sale price.

Pricing services may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities for the Fund, subject to oversight by the Board. Assets and securities for which market quotations are not readily available are valued in good faith in accordance with the Valuation Designee’s procedures.

When the Fund uses fair value pricing to determine its NAV, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Valuation Designee believes accurately reflects fair value. The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Valuation Designee’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

Comparison of Fundamental Investment Restrictions

The Investment Company Act of 1940, as amended (the “1940 Act”), requires registered investment companies, such as the Funds, to adopt fundamental policies with respect to concentration of investments in securities of issuers in particular industries, borrowing, issuing senior securities, lending, investments in commodities, investments in real estate, underwriting securities and diversification (if applicable). Fundamental policies cannot be changed without approval by the vote of a majority of the outstanding shares of a Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less. The fundamental policies of the Acquiring Fund are identical to the fundamental policies of the Acquired Fund. The Funds’ fundamental policies are provided below.

As a matter of fundamental policy, the Acquired Fund does not and the Acquiring Fund will not:

1.	purchase the securities of any one issuer, if as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that: (1) the Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. Government obligations will be treated as U.S. Government obligations;

2.	invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than securities issued by the U.S. Government or its agencies, or securities of other investment companies), except that the Fund will concentrate to approximately the same extent that the Index concentrates in the securities of such particular industry or group of related industries;

3.	borrow money, provided that the Fund may borrow money for temporary purposes in amounts not exceeding one-third of its total assets (including the amount borrowed);

4.	make loans to other persons, except by: (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5.	underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6.	purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7.	purchase or sell physical commodities, provided that the Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.	issue senior securities, except to the extent permitted by the 1940 Act.

With regard to the statement that the restriction set forth in item (2) above does not apply to securities issued by other investment companies, the SEC staff has maintained that a fund should consider the underlying investments of investment companies in which the fund is invested when determining concentration of the fund. The Funds will look through to the underlying holdings of investment companies in which the Funds are invested in determining the concentration of the Funds and their compliance with the restriction provided in item (2).

With respect to the restriction set forth in item (8), above, derivatives transactions, short sales and other obligations that create future payment obligations involve the issuance of “senior securities” for purposes of Section 18 of the 1940 Act. The Funds may engage in derivatives transactions in accordance with Rule 18f-4 under the 1940 Act. Neither the Acquired Fund nor the Acquiring Fund intend to engage in derivatives transactions or similar obligations. In addition, borrowings are considered senior securities under the 1940 Act, except for bank and temporary borrowings.

Comparison of Shareholder Rights

MDP and NSIT are each organized as Delaware statutory trusts. MDP was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (the “MDP Trust Instrument”) dated March 20, 2007, as amended and restated thereafter. As a Delaware statutory trust, MDP’s operations are currently governed by the MDP Trust Instrument and Amended and Restated By-Laws (the “MDP By-Laws”), as well as by applicable federal and Delaware law. NSIT was organized as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust (the “NSIT Trust Instrument”) on August 2, 2018. As a Delaware statutory trust, NSIT’s operations are currently governed the NSIT Trust Instrument and Bylaws (the “NSIT Bylaws”), and applicable federal and Delaware law.

There are no material differences between the rights of shareholders under the governing state laws of MDP and NSIT although there are some differences in the rights provided for in the respective governing instruments of these entities, certain of which are described below. This summary is not intended to be a complete list of similarities and differences and is qualified in its entirety by reference to the documents themselves. Shareholders should refer to the provisions of these documents and to state law directly for a more thorough comparison. Copies of each of these documents are available to shareholders without charge upon written request.

MATTER	ACQUIRED FUND (a series of MDP)	ACQUIRING FUND (a series of NSIT)
Limits on Issuance of Shares	The beneficial interest in the Trust shall at all times be divided into an unlimited number of Shares.	Permits the Trustees to issue Shares without limitation as to number.
Trustee Liability and Indemnification

No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders for any act, omission or obligation of the Trust or any Trustee; and all Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent of the Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of his or her office.

Trust shall indemnify and hold harmless each and every Trustee and officer of the Trust and each former Trustee and officer of the Trust (each hereinafter referred to as a “Covered Person”) from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Covered Person’s performance of his or her duties as a Trustee or officer of the Trust or otherwise relating to any act, omission, or obligation of the Trust.

Indemnification is allowed where (i) the court or other body before which the proceeding was brought determines, in a final decision on the merits, that the Covered Person was not liable by reason of bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office; or in the event of a settlement involving a payment by a Trustee, or officer or other disposition not involving a final adjudication resulting in a payment by a Covered Person, there has been either a determination that such Covered Person did not engage in bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts that that individual did not engage in such conduct:

(i) by vote of a majority of the Disinterested Trustees (as defined) acting on the matter (provided that a majority of the

No Trustee shall be liable to the Trust or to any Shareholder except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, advisor, sub-adviser or Principal Underwriter of the Trust.

All Persons extending credit to, contracting with or having any claim against the Trust or any Series shall look only to the assets of the Trust or any applicable Series that such Person extended credit to, contracted with or has a claim against, and the Trustees shall not be personally liable therefor.

Every person who is, or has been, a Trustee shall be indemnified by the Trust and each Series to the fullest extent permitted by law and against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his her having been a Trustee and against amounts paid or incurred by him or her in the settlement thereof.

Indemnification is disallowed where (i) where the Trustee shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (ii) in the event of settlement, unless there has been a determination that the Trustee did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (a) by the court or other body approving the settlement; (b) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts; or (c) by written opinion of independent legal counsel based upon a review of readily available facts.

MATTER	ACQUIRED FUND (a series of MDP)	ACQUIRING FUND (a series of NSIT)

Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of legal counsel chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent.

Good Faith Reliance by the Trustees

The Trustees, officers, employees, and agents of the Trust shall not be liable for errors of judgment or mistakes of fact or law. Each Trustee, officer, employee, and agent of the Trust shall, in the performance of his or her duties, be under no liability and fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon advice of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment manager, the principal underwriters, any transfer agent, custodian, any shareholder servicing agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers, employees, or agents of the Trust, regardless of whether such expert or consultant may also be a Trustee.

The Trustees may rely in good faith upon advice of counsel or other experts with respect to the meaning and operation of the Declaration of Trust and their duties as Trustees thereunder, and shall be under no liability for any act or omission in accordance with such advice; provided the Trustees shall be under no liability for failing to follow such advice. A Trustee shall be fully protected in relying in good faith upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or other agent of the Trust, or by any other Person as to matters the Trustee reasonably believes are within such other Person’s professional or expert competence.
Shareholder Liability

No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Portfolio. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time agree to pay. Shareholders shall have the same limitation of personal liability as is extended to shareholders of private corporations for profit organized under the general corporation law of the State of Delaware.

Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust, shall have any power to bind personally any Shareholder, nor call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series or Class, to pay directly, in advance or arrears, for charges of the Trust’s transfer, shareholder servicing or similar agent, an amount fixed from time to time by the Trustees, by setting off such charges due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such charges due from such Shareholder.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred or other tax-advantaged arrangement, such as a 401(k) plan or an IRA. You may be taxed upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

THE PROPOSED REORGANIZATION

General

Under the Reorganization Agreement, the Acquired Fund will transfer its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund. The shares of the Acquiring Fund issued to the Acquired Fund will have an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund’s shares outstanding immediately prior to the Reorganization. Upon receipt by the Acquired Fund of the shares of the Acquiring Fund, the Acquired Fund will distribute the shares to its shareholders. Then, as soon as practicable after the Closing Date, the Acquired Fund will be terminated as a series of MDP under Delaware law.

Terms of the Reorganization Agreement

Below is a summary of the important terms of the Reorganization Agreement, a form of which is set forth in Appendix A to this Proxy Statement/Prospectus, and which we encourage you to read in its entirety. All information regarding NSIT, its operations and the various agreements between NSIT and its several service providers have been provided by NSIT or the Adviser, and neither MDP nor any member of the MDP Board has independently verified the accuracy of such information.

Key Provisions

The Reorganization Agreement consists of several steps that will occur on the Closing Date following shareholder approval. First, with respect to the Acquired Fund, it will transfer all of its assets to the Acquiring Fund, which is a series of NSIT, in exchange solely for (1) all of the shares of Acquiring Fund with an aggregate NAV equal to the aggregate NAV of the number of full and fractional shares of the Acquired Fund as of the Closing Date and (2) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. Immediately thereafter, the Acquired Fund will distribute the shares received from the Acquiring Fund to its shareholders on a pro rata basis and liquidate.

This will be accomplished by opening an account on the books of the Acquiring Fund in the name of each shareholder of record, determined on the business day prior to the Closing Date, of the Acquired Fund and transferring the Acquiring Fund shares to each such account, in complete liquidation of the Acquired Fund. As a result, every shareholder of record of the Acquired Fund will own the same number of shares of the Acquiring Fund, with the same aggregate NAV, as the number of Acquired Fund shares held by the shareholder immediately before the Reorganization.

For example, if you held 100 shares of the Acquired Fund (a series of MDP) immediately prior to the close of the New York Stock Exchange on the valuation date, those shares would be canceled and you would receive 100 shares of the Acquiring Fund, which will also be named Sphere 500 Climate Fund (a series of NSIT). The aggregate NAV of your Acquiring Fund shares immediately after the Reorganization will be equal to the aggregate NAV of your Acquired Fund shares immediately prior to the Reorganization.

All of these transactions would occur as of the Closing Date. Until the Closing Date, shareholders of the Acquired Fund will continue to be able to redeem their shares at the NAV per share next determined after receipt by the Acquired Fund’s transfer agent of a redemption request in proper form. After the Reorganization, all of the issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund, and the share transfer books of the Acquired Fund will be permanently closed. If the Reorganization is consummated, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their next determined NAV per share. No sales charges will be imposed on the shares of the Acquiring Fund issued in connection with the Reorganization. The Reorganization has been structured to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Code. As a condition of the Reorganization, counsel for NSIT will provide a tax opinion that the shareholders of the Acquired Fund will not recognize any gain or loss for Federal income tax purposes as a consequence of the Reorganization. Nevertheless, shareholders of the Acquired Fund are encouraged to consult their tax advisors as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

Other Provisions

The Reorganization is subject to a number of conditions set forth in the Reorganization Agreement. Certain of these conditions may be waived by each of the MDP Board and the NSIT Board. A significant condition includes the approval of the Reorganization Agreement by shareholders of the Acquired Fund (which may not be waived). The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Acquired Fund, by mutual agreement of the parties, or by either party in the event of specified circumstances such as material breach. In addition, the Reorganization Agreement may be amended, modified, or supplemented, as MDP and NSIT may mutually agree on in writing. However, shareholder approval would be required in order to amend the Reorganization Agreement, subsequent to the Meeting, in a manner that would have a material adverse effect on the Acquired Fund’s shareholders’ interests. No governmental consent, approval, authorization or filing is required under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, except as detailed in the Reorganization Agreement.

MDP BOARD CONSIDERATIONS IN APPROVING THE REORGANIZATION

The MDP Board discussed the Reorganization during its regular meeting on August 17, 2023, and at a special meeting on September 15, 2023. A representative of the Adviser participated in both of these meetings and provided information to the Board regarding the proposed Reorganization. In connection with its consideration of the Reorganization, the MDP Board requested various information and data from the Adviser and NSIT. The MDP Board reviewed, among other information, responses from the Adviser and NSIT to a due diligence request, the terms of the Reorganization Agreement and information relating to: the compatibility of the Acquiring Fund’s investment objective, strategies and risks to those of the Acquired Fund; the fees and expenses of the Acquiring Fund as compared to the Acquired Fund’s fees and expenses; the Acquiring Fund’s distribution strategy as described by the Adviser; information regarding the Acquiring Fund; the expected federal income tax consequences of the Reorganization; the party who would be responsible for the costs anticipated to be incurred in connection with the Reorganization; and the potential benefits to the Adviser, among other factors.

The MDP Board formally considered the Reorganization at a meeting held on October 17, 2023. At this meeting, the Trustees were advised by independent legal counsel in their considerations of the Reorganization Agreement and the Reorganization. The Board considered their duties in considering the Reorganization under Delaware law and the 1940 Act, including Rule 17a-8. The MDP Trustees reviewed additional information regarding the proposed Reorganization and the anticipated benefits to the Acquired Fund and its shareholders. The MDP Board noted that the Adviser would continue to serve as the investment adviser of the Acquiring Fund and the portfolio manager for the Acquired Fund would continue to serve as the portfolio manager of the Acquiring Fund. Moreover, the Acquiring Fund would continue to be a passively-managed index fund, following the same index as the Acquired Fund and with the same investment objective and principal investment strategies and limitations of the Acquired Fund. The MDP Board considered that the advisory fee rate will not change for the Acquiring Fund, and there would be no change in the nature or level of advisory services to be provided by the Adviser. The Board considered information provided by a representative of Ultimus and NSIT who participated in the meeting and provided background on NSIT and information about Ultimus’ qualifications and experience. The Board determined that the other principal service providers to the Acquiring Fund will continue to provide a high level of services to the Fund, notwithstanding the change in certain service providers.

The Board considered the potential benefits of the Reorganization to the Adviser and NSIT, including the Acquiring Fund’s opportunity to acquire the assets and performance track record of the Acquired Fund, and financial benefits, such as the cost savings that the Adviser may realize under the Acquiring Fund’s unified fee structure due to the anticipated reduction in certain service provider expenses. The Board considered that neither the Acquired Fund nor the Acquiring Fund would bear any costs of the Reorganization, which costs would be borne by the Adviser, and that the value of the Acquiring Fund shares to be received by shareholders of the Acquired Fund would be calculated at NAV as determined in accordance with MDP’s valuation procedures. Thus, the Reorganization would not be dilutive to shareholders.

After careful consideration, the MDP Board, which is comprised solely of Independent Trustees, determined that the Reorganization was in the best interests of the Acquired Fund and its shareholders and that the interests of the shareholders of the Acquired Fund would not be diluted as a result of the Reorganization. The MDP Board unanimously approved the Reorganization Agreement and recommended that shareholders of the Acquired Fund vote in favor of the proposal. The MDP Board did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the Reorganization Agreement. Rather, the determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following were some of the factors considered by the MDP Board in making their determination:

●	The terms and conditions of the Reorganization.

●	The Adviser will manage the Acquiring Fund as the successor to the Acquired Fund.

●	The continuity of portfolio management as a result of the Reorganization.

●	The investment objective, principal investment strategies, investment policies and limitations, principal investment risks and fiscal year end of the Acquiring Fund will be the same as those of the Acquired Fund.

●	The investment advisory fee rate for the Acquiring Fund will be the same as the current investment advisory fee rate for the Acquired Fund and the unified advisory fee structure will remain in place. Accordingly, the Adviser will continue to pay all expenses of the Acquiring Fund, except for the Excluded Expenses, pursuant to the terms of the investment advisory agreement with NSIT, on behalf of the Acquiring Fund.

●	The interests of the shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

●	Potential benefits to the shareholders of the Acquired Fund from the Reorganization, including anticipated enhanced marketing services, distribution opportunities and expected improved operational efficiencies from operating the Acquiring Fund within NSIT.

●	The shareholder services offered to the shareholders of the Acquiring Fund will be substantially similar to the shareholder services currently offered to the shareholders of the Acquired Fund, although provided by different service providers.

●	The qualifications and experience of the Acquiring Fund’s service providers.

●	The total annual operating expenses of the Acquiring Fund following the Reorganization are expected to be the same as those of the Acquired Fund.

●	The costs of the Reorganization, including the costs of soliciting proxies, will be borne by the Adviser and not the Acquired Fund or the Acquiring Fund or their respective shareholders, and the Adviser will bear such costs whether the Reorganization is consummated or not.

●	Potential benefits to the Adviser due to the anticipated reduction in the gross annual operating expenses of the Acquiring Fund.

●	The Reorganization is expected to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”).

●	If shareholders of the Acquired Fund do not wish to become shareholders of the Acquiring Fund, they may redeem their Acquired Fund shares before the Reorganization.

●	Possible alternatives to the Reorganization.

If shareholders of the Acquired Fund approve the proposal, the Reorganization will take effect on or about April 12, 2024 or such other date as may be agreed upon by the officers of NSIT and MDP in accordance with the Reorganization Agreement. The NSIT Board has also approved the Reorganization on behalf of the Acquiring Fund.

Federal Income Tax CONSEQUENCES

Federal Income Taxes

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. Administrative changes, new legislation, or court decisions may significantly change the conclusions summarized below, and may have retroactive effect with respect to the Reorganization. The summary does not address all of the federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Code. In general, the Acquired Fund will neither recognize gain or loss as a consequence of the Reorganization, nor will the shareholders of the Acquired Fund recognize gain or loss as a result of the Acquired Fund’s distribution of the Acquiring Fund’s shares to its shareholders in exchange for such shareholder’s Acquired Fund’s shares. In addition, a shareholder’s tax basis for shares held in the Acquired Fund will carry over to the shares of the Acquiring Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also will carry over to the Acquiring Fund shares received in the Reorganization.

As a condition of the closing of the Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion from Seward & Kissel LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes:

●	The Reorganization will constitute a “reorganization” under Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund will each be “a party to a reorganization” within the meaning of Section 368(b) of the Code;

●	Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon (i) the transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the known and existing liabilities of the Acquired Fund or (ii) the distribution of shares of the Acquiring Fund by the Acquired Fund to the Acquired Fund’s shareholders in complete liquidation of the Acquired Fund, except that the Acquired Fund may be required to recognize gain or loss with respect to (A) contracts described in Section 1256(b) of the Code, (B) stock in a passive foreign investment company, as defined in Section 1297(a) of the Code, or (C) any other gain or loss required to be recognized upon the termination of a position, or upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

●	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all known and existing liabilities of the Acquired Fund;

●	Under Section 354 of the Code, no gain or loss will be recognized by the shareholders of the Acquired Fund upon the distribution to them by the Acquired Fund of the shares of the Acquiring Fund in exchange for their shares of the Acquired Fund in complete liquidation of the Acquired Fund;

●	Under Section 358 of the Code, the basis of shares of the Acquiring Fund received by shareholders of the Acquired Fund in connection with the Reorganization will be the same as the basis of the Acquired Fund shares exchanged therefor by shareholders of the Acquired Fund;

●	Under Section 362(b) of the Code, the basis of the Acquired Fund’s assets received by the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer, adjusted for any gain or loss required to be recognized in the second bullet point above;

●	Under Section 1223(1) of the Code, each Acquired Fund shareholder’s holding period in the shares of the Acquiring Fund received in the Reorganization will be determined by including the period for which the Acquired Fund shareholder held the shares of the Acquired Fund exchanged therefor, provided that the Acquired Fund shareholder held such shares of the Acquired Fund as a capital asset at the time of the exchange;

●	Under Section 1223(2) of the Code, the holding period of the Acquiring Fund with respect to the Acquired Fund’s assets transferred to the Acquiring Fund in the Reorganization, other than any asset with respect to which gain or loss is required to be recognized as described in the second bullet point above, will include the period for which the Acquired Fund’s assets were held by the Acquired Fund;

●	The Acquiring Fund will succeed to and take into account those tax attributes of the Acquired Fund that are described in Section 381(c) of the Code, subject to the conditions and limitations specified in the Code, the regulations thereunder, and existing court decisions and published interpretations of the Code and regulations. In this regard, the ability of the Acquiring Fund to carry forward capital losses (if any) of the Acquired Fund and use such losses to offset future gains generally will not be limited as a direct result of the Reorganization. As of September 30, 2023, the Acquired Fund had no long-term basis capital losses and short-term basis capital losses of $30,620; and

●	The consummation of the Reorganization will not terminate the taxable year of the Acquired Fund for federal income tax purposes, aside from any elective change in the taxable year of the Acquiring Fund. The part of the taxable year of the Acquired Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

The opinion will be based on certain factual certifications made by the officers of the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the IRS or a court could disagree with Seward & Kissel LLP’s opinion, which therefore cannot be free from doubt.

An opinion of counsel is not binding upon the IRS or the courts. If the Reorganization was consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of the Acquired Fund would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her Acquired Fund shares and the fair market value of the shares of the Acquiring Fund he or she received. Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the U.S. federal income tax consequences of the Reorganization, shareholders of the Acquired Fund should also consult their tax advisors as to the state, local and foreign tax consequences, if any, of the Reorganization.

State and Local Taxes

You should consult your tax adviser regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, you should also consult your tax adviser as to state and local tax consequences, if any, of the Reorganization.

Cost Basis Reporting

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on their shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. Like the Acquired Fund, the Acquiring Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Acquiring Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. The Acquiring Fund’s standing tax lot identification method is the method used for covered shares reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Acquiring Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Treasury Regulations or consult your tax advisor with regard to your personal circumstances. For those securities defined as “covered” under current cost basis tax reporting Treasury Regulations, the Acquiring Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Acquiring Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered”. The Acquiring Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

Costs of the Reorganizations

The Adviser will pay the costs of the Reorganization, including costs associated with the preparation, printing and distribution of this Proxy Statement/Prospectus, legal fees, accounting fees and proxy solicitation expenses, transfer agent and custodian conversion costs.

The MDP Board unanimously recommends that shareholders of the Acquired Fund approve the Reorganization.

VOTING INFORMATION

You are receiving this Proxy Statement/Prospectus and the enclosed proxy card because the MDP Board is soliciting proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of each proposal described in this Proxy Statement/Prospectus and at the discretion of the holders of the proxy on any other matter that may come properly before the Meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the Secretary of MDP revoking the proxy, or (3) attending and voting at the Meeting.

Voting Securities and Voting

Shareholders of record of the Acquired Fund at the close of business on December 22, 2023 (“Record Date”), are entitled to vote at the Meeting or at any adjournments thereof. As of the Record Date, the Acquired Fund had 287,000 shares outstanding and entitled to vote at the Meeting.

Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of the Acquired Fund will vote on the proposed Reorganization. The presence at the Meeting of holders of 40% of the outstanding shares of the Acquired Fund entitled to vote, at the Meeting or by proxy, shall constitute a quorum for the Meeting for the Acquired Fund. Provided a quorum is present, the Reorganization proposal must be approved by the affirmative vote of a majority of the outstanding voting securities as defined under the 1940 Act (i.e., the lesser of either (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Acquired Fund).

For purposes of determining the presence of a quorum for transacting business at the Meeting or any adjournment(s) or postponement(s) thereof, executed proxies marked as abstentions will be treated as shares that are present, but not as votes cast, at the Meeting. The affirmative vote necessary to approve the Reorganization proposal will be determined with reference to a percentage of shares outstanding or present at the Meeting, which has the effect of treating abstentions as votes counted toward establishing quorum but as votes against the proposal with regard to the Acquired Fund. Due to the nature of the proposal at the Meeting being a “non-routine” matter, there will not be any “broker non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) at the Meeting.

If, with respect to the Acquired Fund, either (a) a quorum is not present at the Meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose and vote for one or more adjournments of the Meeting with respect to the Acquired Fund, without further notice to the shareholders of the Acquired Fund, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote for the proposal in favor of such adjournments, and will vote those proxies required to be voted against the proposal against any such adjournment.

With respect to the Acquired Fund, the Meeting may be adjourned from time-to-time by the vote of a majority of the shares represented at the Meeting, whether or not a quorum is present. If the Meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The MDP Board is not aware of any other matters to come before the Meeting.

Solicitation of Proxies

EQ Fund Solutions has been engaged to provide tabulation and solicitation services for an approximate cost of $8,000. EQ Fund Solutions may solicit proxies by mail, telephone, e-mail, or the Internet. Employees of the Adviser may make additional solicitations by mail, telephone, e-mail, or the Internet to obtain the necessary shareholder representation at the Meeting but will receive no additional compensation for doing so.

Shareholder Proposals

The Acquired Fund does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposals to the Secretary of MDP, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. Proposals must be received a reasonable time before MDP begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the Meeting. Any shareholder proposal that is not submitted a reasonable time before MDP sends out its proxy materials will be considered untimely and will not be included in the proxy materials. Timely submission of a proposal does not, however, necessarily mean the proposal will be included.

Proxy Delivery/Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement/Prospectus will be sent to shareholders at the same address. However, each shareholder will receive a separate Proxy Card. If you would like to receive a separate copy of the Proxy Statement/Prospectus, please call 1-844-2SPHERE or write to the Sphere 500 Climate Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. If you currently receive multiple copies of Proxy Statement/Prospectus or shareholder reports and would like to request to receive a single copy of documents in the future, please call the toll-free number or write to the address above.

Communications with the MDP Board

Shareholders of the Acquired who wish to communicate with the MDP Board should send communications to the attention of the Secretary of MDP, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, and all communications will be directed to the members of the MDP Board indicated in the communication or, if no such members are indicated, to all members of the MDP Board.

Dissenters’ Right of Appraisal

Shareholders of the Acquired Fund have no appraisal or dissenters’ rights.

Other Business

The MDP Board is not aware of any matters to be presented at the Meeting other than the Proposal. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in their discretion.

SECURITY OWNERSHIP

Security Ownership of Management and Certain Beneficial Owners

The following table provides information on shareholders who owned of record or, to the knowledge of the Acquired Fund, beneficially, more than 5% of the Acquired Fund’s outstanding shares as of the Record Date. As of the Record Date, and except as noted in the table below, MDP knows of no person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the Acquired Fund.

As of the Record Date, the following persons owned 5% or more of the Acquired Fund’s outstanding shares.

Name and Address of Beneficial Owner*	Number of Shares	Percentage of Shares Owned
Vanguard Brokerage Services 100 Vanguard Blvd Malvern, PA 19355-2331	190,068	66.17%
Matrix Trust Company 1410 Broadway, 23rd Floor New York, NY 10018-5023	17,582	6.12%

*	Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership.

As of the Record Date, no shareholder of the Acquired Fund would be deemed to be a “control person” (as that term is defined in the 1940 Act) of the Acquired Fund because it beneficially owns, directly or indirectly, more than 25% of the outstanding shares of the Acquired Fund, by virtue of its fiduciary roles with respect to its clients or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of the Acquired Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Acquired Fund shareholders.

Security Ownership of Management

As of the Record Date, no Trustees or officers of the Trust beneficially owned shares of the Acquired Fund, therefore, the Trustees and officers, as a group, beneficially owned less than 1% of the outstanding shares of the Acquired Fund. During the two most recently completed calendar years, neither the Independent Trustees of MDP, nor an immediate family member of such Independent Trustee, has owned securities beneficially, or of record, in the Adviser, the Distributor or any of their affiliates. Accordingly, neither the Independent Trustees of MDP, nor any of their immediate family members, has or had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates.

Where to Find Additional Information

MDP and NSIT are subject to the requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports, proxy materials, and other information about each of the Funds with the SEC. Reports and other information about the Funds are available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov. Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MARCH 27, 2024

Copies of this Proxy Statement/Prospectus are available to you on the Internet at vote.proxyonline.com/sphere/docs/2024meeting.pdf. You may also request a copy of this information by calling EQ Fund Solutions at 1-877-864-5060. Representatives are available to assist you Monday through Friday, 9:00 a.m. Eastern Time to 10:00 p.m. Eastern Time.

OTHER MATTERS

Capitalization

The following tables set forth the capitalization of the Acquired Fund as of September 30, 2023, and of the Acquiring Fund as if the Reorganization took place on September 30, 2023. The capitalization of the Acquiring Fund will likely be different at the time that the Reorganization is consummated, including as a result of daily share purchase and redemption activity in the Acquired Fund and changes in NAV per share.

	Acquired Fund	Pro Forma Acquiring Fund
Total Net Assets	$5,530,603	$5,530,603
Shares Outstanding	278,236	278,236
NAV per Share	$19.88	$19.88

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the federal income tax consequences of the Reorganization will be passed upon by Seward & Kissel LLP.

Financial Highlights

As the Acquiring Fund has not yet begun operations, there are no financial highlights to report. Following the Reorganization, the Acquired Fund will be the accounting survivor. The Acquired Fund’s audited financial highlights were derived from financial statements audited by Cohen & Company, Ltd. and, to the extent applicable, BBD LLP (prior to its acquisition by Cohen & Company, Ltd. on March 6, 2023) (together, the “Auditor”), the Acquired Fund’s independent registered public accounting firm, whose report, along with the Acquired Fund’s financial statements and notes thereto, are included in the Acquired Fund’s September 30, 2023 Annual Report. The audited financial statements and related report of the Auditor from the Acquired Fund’s September 30, 2023 Annual Report are incorporated by reference herein.

APPENDIX A

FORM OF Agreement and Plan of Reorganization and Termination

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Reorganization Agreement”) is made as of this [ ] day of [ ], 2024, by and between North Square Investments Trust, a Delaware statutory trust (“Acquiring Trust”), on behalf of Sphere 500 Climate Fund (a newly created separate series of the Acquiring Trust, the “Acquiring Fund”); Manager Directed Portfolios, a Delaware statutory trust (“Selling Trust”), separately on behalf of Sphere 500 Climate Fund (an existing separate series of the Selling Trust, the “Acquired Fund”) (the Acquiring Fund and Acquired Fund are sometimes referred to herein individually as a “Fund” and collectively as the “Funds”); and Reflection Asset Management, LLC, a South Carolina limited liability company (“Adviser”), the existing investment adviser for the Acquired Fund and proposed investment adviser for the Acquiring Fund (only for purposes of Sections 1.10, 4.2, 4.4, 5.11, 6.4, 7.4, 9.1 and 10.2 of this Reorganization Agreement).

BACKGROUND

This Reorganization Agreement is intended to be and is adopted as a plan of “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations promulgated thereunder. The reorganization (as defined below) will consist of: (a) the transfer of all the assets of the Acquired Fund to the Acquiring Fund (as set forth in Exhibit A hereto), in exchange solely for shares of beneficial interest, no par value per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (b) the pro rata distribution of all the shares of the Acquiring Fund to the shareholders of the Acquired Fund (as calculated pursuant to this Reorganization Agreement), and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Reorganization Agreement (the “Reorganization”).

* * * * *

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, the Acquired Fund is an existing, separate series of the Selling Trust, the Acquiring Trust and the Selling Trust are open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), and the Acquired Fund owns portfolio securities that generally are assets of the type in which the Acquiring Fund will be permitted to invest;

WHEREAS, the Acquiring Fund has been organized to continue the business and operations of the Acquired Fund;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Acquiring Fund currently has no assets and has carried on no business activities prior to the date first written above and will have no assets and will have carried on no business activities prior to the consummation of the Reorganization, except as necessary to effect the Reorganization and to issue the Initial Shares (as defined in Section 1.10 of this Reorganization Agreement) as part of the organization of the Acquiring Fund;

WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the trustees who are not “interested persons” of the Acquiring Trust as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has determined that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Trustees of the Selling Trust, including a majority of its Independent Trustees, has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE

ACQUIRED FUND’S LIABILITIES, AND TERMINATION AND

LIQUIDATION OF THE ACQUIRED FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations, warranties and covenants contained herein, the Acquired Fund agrees to transfer all its assets, as set forth in Section 1.2 of this Reorganization Agreement, to the Acquiring Fund. In consideration for such transfer, the Acquiring Fund agrees (a) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares computed in the manner set forth in Section 2.3 of this Reorganization Agreement; and (b) to assume all the liabilities of the Acquired Fund, as set forth in Section 1.3 of this Reorganization Agreement. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value (“NAV”) without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 of this Reorganization Agreement (“Closing”).

1.2 ASSETS TO BE TRANSFERRED. The Acquired Fund shall transfer all its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (as defined in Section 3.1 of this Reorganization Agreement).

1.3 LIABILITIES TO BE ASSUMED. The Acquired Fund will undertake, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, to discharge all its known liabilities and obligations to the extent possible before the Closing Date, other than those liabilities and obligations which otherwise would be discharged at a later date in the ordinary course of business or any liabilities or obligations that are intended to be assumed and paid by another person or entity (including the Adviser) and those liabilities incurred in the ordinary course of business that are associated with the assets to be transferred. Notwithstanding the foregoing, the Acquiring Fund shall assume all liabilities of the Acquired Fund.

1.4 LIQUIDATION AND DISTRIBUTION. As soon as reasonably practicable after the Closing:

(a) The Acquired Fund will distribute all of the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 of this Reorganization Agreement to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1 of this Reorganization Agreement) (“Acquired Fund Shareholders”), in proportion to their Acquired Fund shares then held of record and in exchange therefor. Such distribution shall be accomplished by the Acquiring Trust’s transfer agent’s opening accounts on the Acquiring Fund’s shareholder records in the Acquired Fund Shareholders’ names and transferring those Acquiring Fund Shares thereto. The Acquired Fund Shareholder’s account shall be credited with the pro rata number of full and fractional Acquiring Fund Shares having an aggregate NAV equal to the aggregate NAV of the Acquired Fund shares that the Acquired Fund Shareholder holds at the Valuation Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on its books. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer; and

(b) The Acquired Fund will thereupon promptly proceed to dissolve and terminate as set forth in Section 1.8 of this Reorganization Agreement.

1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books and records of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued at the Closing to the Acquired Fund, in an amount computed in the manner set forth in Section 2.3 of this Reorganization Agreement, to be distributed to the Acquired Fund Shareholders.

1.6 STATE FILINGS. Promptly following the Closing Date, the Selling Trust, on behalf of the Acquired Fund (a) shall make any filings with the State of Delaware that may be required under state law to cause, implement and complete the termination of the Acquired Fund, and (b) with respect to periods ending prior to the Closing Date, shall file tax returns with the State of Delaware and other jurisdictions to the extent required under applicable law, as well as any other required filing by any governmental or regulatory authority. For the avoidance of doubt, any tax returns or other filings required under applicable law for periods ending after the Closing shall be the responsibility of the Acquiring Trust on behalf of the Acquiring Fund.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 TERMINATION. The Acquired Fund shall be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, as soon as practicable following the Closing Date and the making of all distributions pursuant to Section 1.4 of this Reorganization Agreement (but in no event later than six (6) months after the Closing Date). After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its dissolution or as otherwise contemplated hereby.

1.9 BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be made available to the Acquiring Fund from and after the Closing Date and copies thereof shall be provided to the Acquiring Fund as soon as practicable following the Closing Date. The Acquiring Fund shall maintain all books and records relating to the Reorganization for the time periods required under applicable law.

1.10 INITIAL SHARES. Prior to the Closing, the Acquiring Fund will only issue initial shares (the “Initial Shares”) to the Adviser or an affiliate thereof (“Sole Shareholder”), for the sole purpose of allowing the Sole Shareholder to approve certain organizational items on behalf of the Acquiring Fund. The Initial Shares shall be redeemed and cancelled by the Acquiring Fund in exchange for the same value per share immediately prior to the Closing.

1.11 PERFORMANCE SURVIVOR. The Acquired Fund shall be the performance survivor in the Reorganization, with the result that the Acquiring Fund, as the surviving fund in the Reorganization, will assume the performance history of the Acquired Fund.

ARTICLE II
VALUATION

2.1 VALUATION OF ASSETS AND LIABILITIES. The value of the Acquired Fund’s net assets shall be the value of all of the Acquired Fund’s assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”) less the amount of all of the Acquired Fund’s liabilities as of the Valuation Date. The value of the Acquired Fund’s assets and liabilities shall be determined by using the valuation procedures set forth in the Acquired Fund’s Valuation Policy and Procedures and the Acquired Fund’s then-current prospectus and statement of additional information, or such other valuation procedures as may be mutually agreed upon by the parties. The aggregate net asset value of the shares of the Acquiring Fund Shares shall be the aggregate net asset value of the Acquired Fund computed on the Valuation Date, using the valuation procedures set forth above.

2.2 VALUATION OF SHARES. The NAV per share for the shares of the Acquiring Fund shall be equal to the NAV per share for the Acquired Fund computed on the Valuation Date, using the valuation procedures set forth in Section 2.1 of this Reorganization Agreement.

2.3 SHARES TO BE ISSUED. The number of full and fractional shares to be issued by the Acquiring Fund in exchange for the net assets of the Acquired Fund shall be equal to the number of full and fractional shares of the Acquired Fund issued and outstanding on the Valuation Date, calculated to the third decimal place after the decimal point. Each shareholder of the Acquired Fund will receive the number of full and fractional shares of shares of the Acquiring Fund equal to the number of shares of the Acquired Fund held by that shareholder immediately prior to the Reorganization, calculated to the third decimal place after the decimal point.

2.4 EFFECT OF SUSPENSION IN TRADING. The Valuation Date and Closing Date (as defined in Section 3.1 of this Reorganization Agreement) shall be postponed, if on the Valuation Date, either:

(a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or

(b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or Acquired Fund is impracticable as mutually agreed upon by the parties. The postponement shall continue until the first business day after the day when trading is fully resumed and reporting is restored.

2.5 DETERMINATION OF VALUE. All computations of value shall be made by U.S. Bank Global Fund Services (“Fund Services”), the Acquired Fund’s administrator, in accordance with its regular practice in pricing the shares and assets of the Acquired Fund and confirmed by Ultimus Fund Solutions, LLC (“Ultimus”), the Acquiring Fund’s accounting agent. In the case of differences in valuation, the parties shall agree to discuss such differences in good faith to attempt to resolve such differences by the Closing Date.

ARTICLE III
CLOSING AND CLOSING DATE

3.1 CLOSING DATE. The Closing shall occur on Monday, February 2, 2024 or such other date as the parties may agree in writing (“Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the close of regular trading on the NYSE on the Valuation Date. The Closing shall be held as soon as practicable after the close of regular trading on the NYSE on the Closing Date at the offices of Ultimus in Cincinnati, Ohio or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Acquired Fund shall cause U.S. Bank, N.A., as custodian for the Acquired Fund (“Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable U.S. federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than ten (10) business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for the transfer in such condition so as to constitute good delivery thereof.

3.3 TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause Fund Services, as transfer agent for the Acquired Fund (“Acquired Fund Transfer Agent”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause Ultimus, its transfer agent, to issue and deliver to the Secretary of the Selling Trust at the Closing (a) a certificate as to the opening of accounts in the Acquired Fund Shareholders’ names on the Acquiring Fund’s share transfer books; and (b) a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing or evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.4 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect and document the transactions contemplated by this Reorganization Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE ACQUIRED FUND. The Selling Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Selling Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquired Fund is a separate series of the Selling Trust and has been duly established in accordance with the applicable provisions of the Selling Trust’s Amended and Restated Agreement and Declaration of Trust.

(c) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d) The Acquired Fund is not, and the execution, delivery, and performance of this Reorganization Agreement (subject to Acquired Fund shareholder approval) will not result, in a conflict with or a material violation of any provision of the Selling Trust’s Amended and Restated Agreement and Declaration of Trust or Amended and Restated By-Laws (collectively, the “Selling Trust Governing Documents”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Trust or Acquired Fund is a party or by which it is bound.

(e) Except for conversion fees, if any, that may be paid to the Acquired Fund Transfer Agent and the Acquired Fund’s Custodian in connection with the Reorganization or as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments (other than this Reorganization Agreement) that will be terminated with liability to the Acquired Fund before the Closing Date, except for liabilities, if any, to be discharged as provided in Section 1.3 of this Reorganization Agreement.

(f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Trust or Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Trust or Acquired Fund to carry out the transactions contemplated by this Reorganization Agreement. Neither the Selling Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby and, to the best knowledge of the Selling Trust or Acquired Fund, there is currently no formal or informal investigation or action that reasonably could lead to such a result.

(g) Financial Statements.

(1) The annual financial statements of the Acquired Fund for the most recently-ended fiscal year were prepared in accordance with generally accepted accounting principles and were audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such period, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) as of such date that are not disclosed in such statements.

(2) The semi-annual financial statements of the Acquired Fund for the most recently ended semi-annual fiscal period ended were prepared in accordance with GAAP and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such period, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed in such statements.

(h) Since the date of the financial statements referred to in Section 4.1(g) of this Reorganization Agreement, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this Section 4.1(h) of this Reorganization Agreement, distributions of net investment income and net realized capital gains, changes in portfolio securities or other assets, a decline in the NAV of the Acquired Fund, or net redemptions shall not constitute a material adverse change.

(i) All U.S. federal, state, local and other tax returns and related reports of the Acquired Fund required by law to have been filed by the Acquired Fund (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All U.S. federal, state, local and other taxes required to have been paid (whether shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in Section 4.1(g) of this Reorganization Agreement. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted or threatened, in each case, in writing, against the Acquired Fund.

(j) All issued and outstanding shares of the Acquired Fund are validly issued and fully paid and non-assessable, and purchasers of the shares will not have any obligation to make payments to the Selling Trust or its creditors (other than the purchase price for the shares) or contributions to the Selling Trust or its creditors solely by reason of the purchasers’ ownership of the shares of the Acquired Fund. All the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund Transfer Agent as provided in Section 3.3 of this Reorganization Agreement. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquired Fund and has no outstanding securities convertible into shares of the Acquired Fund.

(k) At the time of the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2 of this Reorganization Agreement, and possesses full right, power, and authority to sell, assign, transfer, and deliver such assets, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including any such restrictions under the Securities Act of 1933, as amended (“1933 Act”).

(l) Other than approval by the Acquired Fund Shareholders, the execution, delivery and performance of this Reorganization Agreement has been duly authorized by all necessary action on the part of the Acquired Fund and the Selling Trust’s Board of Trustees. Subject to approval by the Acquired Fund Shareholders, this Reorganization Agreement constitutes the valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials, applications for orders, no-action letters, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with applicable U.S. federal securities and other laws and regulations.

(n) The current prospectus and statement of additional information of the Acquired Fund conform, in all material respects, to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations thereunder and do not include, with respect to the Selling Trust or the Acquired Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(o) The proxy statement/prospectus to be included in the N-14 Registration Statement (as defined in Section 5.7 of this Reorganization Agreement) and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Acquired Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the Commission thereunder on the effective date of such N-14 Registration Statement. Each of the proxy statement/prospectus, N-14 Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Acquired Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such N-14 Registration Statement; provided, however, that the Acquired Trust makes no representations or warranties as to the information contained in the proxy statement/prospectus, N-14 Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto relating to parties other than the Acquired Fund or the Selling Trust.

From the date of the filing of the N-14 Registration Statement (as defined in Section 5.7 of this Reorganization Agreement), through the time of the meeting of the Acquired Fund Shareholders (“Acquired Fund Meeting”) and on the Closing Date, any written information furnished by the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7 of this Reorganization Agreement), or any other materials provided in connection with the Reorganization, does not and will not contain, with respect to the Selling Trust or the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p) For each taxable year of the Acquired Fund ending prior to the Closing Date, the Acquired Fund (i) has had in effect an election to qualify, and has qualified, as a “regulated investment company” under Subchapter M of the Code (“RIC”), (ii) has been eligible to, and has computed, its U.S. federal income tax under Section 852 of the Code, and (iii) has been treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provision of prior law) did not apply to it. Subject to the accuracy of the representations set forth in Section 4.3(k) of this Reorganization Agreement the Acquired Fund expects to satisfy the applicable requirements for qualification as a RIC for the taxable year that includes the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code that remains unpaid.

(q) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act or Delaware state law, as applicable, for the execution and performance of this Reorganization Agreement by the Selling Trust on behalf of the Acquired Fund, except for the effectiveness of the Acquiring Trust’s N-1A Post-Effective Amendment (as defined in Section 8.6 of this Reorganization Agreement), the Acquiring Trust’s filing with the U.S. Securities and Exchange Commission (“Commission”) of a combined proxy statement, prospectus and statement of additional information on Form N-14 and the effectiveness of such Form N-14 with the Commission, and the filing of any documents that may be required under Delaware state law and such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being specifically understood, however, that this Reorganization Agreement and the transactions contemplated herein must be approved by the Acquired Fund Shareholders as provided in Section 5.2 of this Reorganization Agreement.

4.2 REPRESENTATIONS OF THE ADVISER. The Adviser represents and warrants to the Acquiring Fund and to the Acquired Fund as follows:

(a) The Adviser is a South Carolina limited liability company, duly organized, validly existing, and in good standing under the laws of the State of South Carolina.

(b) The Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended, and such registration has not been revoked or rescinded and is in full force and effect.

(c) The execution, delivery, and performance of this Reorganization Agreement has been duly authorized by all necessary action on the part of the Adviser, and this Reorganization Agreement constitutes a valid and binding obligation of the Adviser, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(d) The information to be furnished by the Adviser for use in registration statements, proxy materials, applications for orders, no-action letters, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with applicable U.S. federal securities and other laws and regulations.

(e) The proxy statement/prospectus to be included in the N-14 Registration Statement (as defined in Section 5.7 of this Reorganization Agreement) and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Adviser, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the applicable rules and regulations of the Commission thereunder on the effective date of such N-14 Registration Statement. Each of the proxy statement/prospectus, N-14 Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Adviser and the Adviser’s management of the Acquired Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such N-14 Registration Statement; provided, however, that the Adviser makes no representations or warranties as to the information contained in the proxy statement/prospectus, N-14 Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto relating to parties other than the Adviser (except with respect to the Adviser’s management of the Acquired Fund).

From the date of the filing of the N-14 Registration Statement (as defined in Section 5.7 of this Reorganization Agreement), through the time of the Acquired Fund Meeting and on the Closing Date, any written information furnished by the Adviser for use in the Proxy Materials (as defined in Section 5.7 of this Reorganization Agreement), or any other materials provided in connection with the Reorganization, does not and will not contain, with respect to the Adviser, any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(f) The representations and warranties made by the Acquired Fund herein are true and correct as of the dates to which they relate, and will be true and correct at Closing.

4.3 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b) The Acquiring Fund is a separate series of the Acquiring Trust and has been duly established in accordance with the applicable provisions of the Acquiring Trust’s Agreement and Declaration of Trust.

(c) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d) The Acquiring Fund, a new series of the Acquiring Trust, was formed solely for the purpose of effecting the Reorganization, has not commenced operations or engaged in any business and will not do so until after the Closing and, except with respect to the consideration received in exchange for the issuance of the Initial Shares, does not own any assets and will not own any assets prior to the Closing. There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than the Initial Shares issued to the Sole Shareholder in connection with the organization of the Acquiring Fund. The Acquiring Fund will redeem and cancel such Initial Shares immediately prior to the Closing in exchange for an amount equal to the consideration received by the Acquiring Fund for such Initial Shares so that the Acquiring Fund will own no assets at the time of the Closing. The Acquiring Fund has no earnings and profits accumulated in any taxable year and has no liabilities.

(e) The Acquiring Fund is not, and the execution, delivery and performance of this Reorganization

Agreement will not result, in a conflict with or a material violation of any provision of the Acquiring Trust’s Agreement and Declaration of Trust or By-Laws, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Trust or Acquiring Fund is a party or by which it is bound.

(f) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Trust or the Acquiring Fund to carry out the transactions contemplated by this Reorganization Agreement. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby and, to the best knowledge of the Acquiring Trust or Acquiring Fund, there is currently no formal or informal investigation or action that reasonably could lead to such a result.

(g) The execution, delivery and performance of this Reorganization Agreement has been duly authorized by all necessary action on the part of the Acquiring Fund and the Acquiring Trust’s Board of Trustees, and this Reorganization Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(h) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Reorganization Agreement will, at the Closing Date, have been duly authorized and will, after taking into account the redemption and cancellation of the Initial Shares, constitute all the issued and outstanding shares of the Acquiring Fund as of the Closing Date. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i) The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials, applications for orders, no-action letters, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with U.S. federal securities and other laws and regulations.

(j) The prospectus and statement of additional information of the Acquiring Fund filed as part of the Acquiring Trust’s N-1A Post-Effective Amendment (as defined in Section 8.6 of this Reorganization Agreement), which will become effective prior to the Closing Date, conform, and as of the effective date of the N-1A Post-Effective Amendment (as defined in Section 8.6 of this Reorganization Agreement) will conform, in all material respects, to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not, and as of the effective date of the Post-Effective Amendment will not, with respect to the Acquiring Trust or the Acquiring Fund, include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(k) Subject to the accuracy of the representations and warranties in Section 4.1(p) of this Reorganization Agreement the Acquiring Fund (i) will elect to be a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date.

(l) The proxy statement/prospectus to be included in the in the N-14 Registration Statement (as defined in Section 5.7 of this Reorganization Agreement) and filed in connection with this Agreement, and the documents incorporated therein by reference and any amendment or supplement thereto insofar as they relate to the Acquiring Fund, each comply or will comply in all material respects with the applicable requirements of the 1933 Act, 1934 Act and the 1940 Act and the

applicable rules and regulations of the Commission thereunder on the effective date of such N-14 Registration Statement. Each of the proxy statement/prospectus, N-14 Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto, insofar as it relates to the Acquiring Fund, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading on the effective date of such Registration Statement; provided, however, that Acquiring Fund Trust makes no representations or warranties as to the information contained in the proxy statement/prospectus, N-14 Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto in reliance upon and in conformity with information relating to the Acquired Fund, the Selling Trust, or the Adviser to the Acquiring Fund Trust specifically for use in connection with the proxy statement/prospectus, N-14 Registration Statement and the documents incorporated therein by reference and any amendment or supplement thereto.

From the date of the filing of the N-14 Registration Statement (as defined in Section 5.7 of this Reorganization Agreement), through the time of the Acquired Fund Meeting and on the Closing Date, any written information furnished by the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7 of this Reorganization Agreement), or any other materials provided in connection with the Reorganization, does not and will not contain, with respect to the Acquiring Trust or the Acquiring Fund, any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(m) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware state law for the execution of this Reorganization Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of this Reorganization Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the N-1A Post-Effective Amendment (as defined in Section 8.6 of this Reorganization Agreement), the Acquiring Trust’s filing with the Commission of a combined proxy statement, prospectus and statement of additional information on Form N-14 and the effectiveness of such Form N-14 with the Commission, and the filing of any documents that may be required under the laws of the state of Delaware and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(n) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate to continue its operations after the Closing Date.

4.4 REPRESENTATIONS OF THE ACQUIRING FUND, THE ACQUIRED FUND AND THE ADVISER. Each of the Acquiring Trust and the Selling Trust, on behalf of the Acquiring Fund and Acquired Fund, respectively, as well as the Adviser, represents and warrants to each other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the Reorganization or transactions contemplated herein.

ARTICLE V
COVENANTS OF ACQUIRING FUND AND ACQUIRED FUND

5.1 OPERATION IN ORDINARY COURSE.

(a) Subject to Section 1.2 of this Reorganization Agreement, the Acquired Fund will operate its business in the ordinary course of business between the date of this Reorganization Agreement and the Closing Date, it being understood that such ordinary course of business will include making customary dividends and distributions, any other distribution necessary or desirable to avoid U.S. federal income or excise taxes, and shareholder purchases and redemptions. The Acquiring Fund shall not conduct any business prior to the Closing Date, other than such activity as is necessary to consummate the transactions contemplated by this Reorganization Agreement. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Reorganization Agreement being or becoming untrue in any material respect.

5.2 SHAREHOLDER APPROVAL. The Acquired Fund will call a special meeting of the Acquired Fund Shareholders to consider and approve this Reorganization Agreement (and transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3 INVESTMENT REPRESENTATION. The Selling Trust, on behalf of the Acquired Fund, covenants that the Acquiring Fund Shares to be issued to the Acquired Fund pursuant to this Reorganization Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Reorganization Agreement.

5.4 ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares as permitted by shareholder account registrations.

5.5 FURTHER ACTION. Subject to the provisions of this Reorganization Agreement, each Fund shall take or cause to be taken, any and all actions, and do, or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Agreement, including any actions required to be taken after the Closing Date. In particular, the Acquired Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Acquired Fund’s assets and otherwise to carry out the intent and purpose of this Reorganization Agreement.

5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in no case later than forty-five (45) days after the Closing Date, the Selling Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Selling Trust’s Treasurer, a statement of the earnings and profits of the Acquired Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7 PREPARATION OF N-14 REGISTRATION STATEMENT AND PROXY MATERIALS. The parties will prepare and file, or shall have prepared and filed, with the Commission a combined proxy statement, prospectus and statement of additional information on Form N-14 relating to the Reorganization (the “N-14 Registration Statement”). The N-14 Registration Statement shall be in compliance, in all material respects, with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the N-14 Registration Statement and related materials (“Proxy Materials”), for inclusion therein, in connection with the Acquired Fund Meeting of Shareholders to consider the approval of this Reorganization Agreement and the transactions contemplated herein. Upon effectiveness of the N-14 Registration Statement, the Acquiring Trust and the Acquired Fund will jointly cause the proxy statement/prospectus to be delivered to shareholders of the Acquired Fund entitled to vote on this Agreement and the transactions contemplated herein in accordance with the Selling Trust governing documents.

5.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the Acquired Fund, including after the Closing.

5.9 TAX STATUS OF REORGANIZATION. The parties intend that the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code. None of the Selling Trust, the Acquired Fund, the Acquiring Trust or the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code.

5.10 STATEMENT OF ASSETS AND LIABILITIES. The Acquired Fund shall, as soon as is reasonably practicable after the Closing Date, deliver to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities (as of the Closing Date) showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Trust.

5.11 CONFIDENTIALITY.

(a) The Acquiring Trust, the Acquiring Fund, the Selling Trust, the Acquired Fund, and the Adviser (“Covered Persons”) will hold, and will cause their respective board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with transactions hereby contemplated, without the prior written consent of the other Covered Persons, all non-public, confidential or proprietary information obtained from the other Covered Persons in connection with the transactions contemplated by this Reorganization Agreement, except that any such information may be disclosed (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Reorganization Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Reorganization Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b) In the event of a termination of this Reorganization Agreement, the Covered Persons agree that they along with their respective board members, employees, representatives, agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Covered Persons, keep secret and retain in strict confidence, and not use for their benefit, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Covered Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Reorganization Agreement or otherwise, except such information may be disclosed (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Reorganization Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1 REPRESENTATIONS AND COVENANTS. All representations, covenants, and warranties of the Acquiring Trust and the Acquiring Fund contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Trust’s President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2 PERFORMANCE OF CONDITIONS AND COVENANTS. The Acquiring Fund shall have performed and complied, in all material respects, with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

6.3 DELIVERY OF CERTIFICATE. The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered to the Selling Trust an Assumption of Liabilities certificate dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Reorganization Agreement.

6.4 ADVISER EXPENSES. All expenses of the Acquired Fund that are the obligation of the Adviser under the Investment Advisory Agreement with the Selling Trust, on behalf of the Acquired Fund, dated August 10, 2021, shall have been paid by the Adviser and the fees and costs of the Reorganization as set forth in Section 9.1 shall have been paid by the Adviser on or before the two business days preceding the Closing Date.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1 CERTAIN REPRESENTATIONS AND COVENANTS. All representations, covenants, and warranties of the Selling Trust and the Acquired Fund contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Selling Trust’s President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2 PERFORMANCE OF CONDITIONS AND COVENANTS. The Acquired Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Acquired Fund prior to or at the Closing.

7.3 PORTFOLIO SECURITIES LIST. The Acquired Fund will, within five (5) business days prior to the Closing Date, as such term is defined in Section 3.1 of this Reorganization Agreement, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments as of such date.

7.4 TRUSTEE AND OFFICER TAIL INSURANCE. For the period beginning at the Closing Date and ending not less than six years thereafter, the Adviser, its successors and assigns, shall either (a) arrange for the provision of liability coverage under the Selling Trust’s current D&O/E&O policy, through the designation of the Acquired Fund as a terminated fund under the current policy, to any former and/or current trustees and officers of the Selling Trust as of the date of this Reorganization Agreement, covering the actions of such trustees and officers of the Selling Trust for the period(s) they served in such capacity on behalf of the Acquired Fund; or (b) obtain a pre-paid, non-cancelable run-off or “tail” insurance policy (e.g., errors and omissions/trustees and officers) providing liability coverage to the Acquired Fund and to any former and/or current trustees and officers of the Selling Trust as of the date of this Reorganization Agreement, covering the actions of such trustees and officers of the Selling Trust for the period(s) they served in such capacity on behalf of the Acquired Fund and at limit levels and otherwise on terms as the Board of Trustees of the Selling Trust deems appropriate.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT

The obligations of each Fund shall also be subject to the fulfillment of the following conditions (or waiver by the affected parties, except for Section 8.2 and 8.7 of this Reorganization Agreement):

8.1 APPROVAL OF THE BOARDS. This Reorganization Agreement and the transactions contemplated herein shall have been approved by both the Board of Trustees of the Acquiring Trust and the Board of Trustees of the Selling Trust, and each Fund shall have delivered to the other a copy of the resolutions approving this Reorganization Agreement adopted by its Board, certified by its Secretary or equivalent officer.

8.2 ACQUIRED FUND SHAREHOLDER APPROVAL. This Reorganization Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law, including the 1940 Act and the provisions of the Selling Trust Governing Documents. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.2 of this Reorganization Agreement.

8.3 OTHER OPERATING AGREEMENTS. The Acquiring Trust, on behalf of and with respect to the Acquiring Fund, shall have entered into or adopted any and all agreements necessary for the Acquiring Fund’s operation as a series of an open-end investment company.

8.4 NO ADVERSE COMMISSION ACTION. On the Closing Date, the Commission shall not have instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Reorganization under the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Reorganization Agreement or the transactions contemplated herein.

8.5 OTHER REQUIRED CONSENTS. All required consents of other parties and all other consents, orders, and permits of U.S. federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such U.S. federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.6 N-1A POST EFFECTIVE AMENDMENT. The post-effective amendment to the Acquiring Trust’s registration statement on Form N-1A relating to Acquiring Fund Shares under the 1933 Act and the 1940 Act, as applicable (“N-1A Post-Effective Amendment”), shall have become effective, and any additional post-effective amendments to any such registration statement as are determined by the Trustees of the Acquiring Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective; and no stop order suspending the effectiveness of such registration statement shall have been issued. To the best knowledge of the parties to this Reorganization Agreement, no investigation or proceeding for these purposes shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.7 N-14 REGISTRATION STATEMENT. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending effectiveness of the N-14 Registration Statement shall have been issued and no proceedings for that purpose shall have been pending or threatened in writing.

8.8 SEWARD & KISSEL TAX OPINION. The Acquiring Trust and the Selling Trust shall have received an opinion of Seward & Kissel LLP (“Counsel”) as to the U.S. federal income tax consequences mentioned below with respect to the Reorganization (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Reorganization Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding anything else contained herein, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it (collectively, “Representations”) and the certificates delivered pursuant to Sections 6.1 and 7.1. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on the Representations being true and complete at the Closing Date and consummation of the Reorganization in accordance with this Reorganization Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved), for U.S. federal income tax purposes with respect to the Reorganization:

(a) The transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund followed by the pro rata distribution, by the Acquired Fund of all of the Acquiring Fund Shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code.

(b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for the Acquired Fund Shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d) No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their shares of the Acquired Fund solely for Acquiring Fund Shares in complete liquidation of the Acquired Fund pursuant to the Reorganization.

(e) The aggregate adjusted basis of the Acquiring Fund Shares received by an Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate adjusted basis of the shares of the Acquired Fund exchanged therefor by such Acquired Fund Shareholder.

(f) The holding period of the Acquiring Fund Shares received by an Acquired Fund Shareholder will include the period during which the shares of the Acquired Fund exchanged therefor were held by such Acquired Fund Shareholder, provided such shares of the Acquired Fund are held as capital assets at the Closing Date.

(g) The adjusted basis of each asset of the Acquired Fund that is transferred to the Acquiring Fund in the Reorganization will be the same as the adjusted basis of such asset to the Acquired Fund immediately prior to the transfer thereof.

(h) The holding period of each asset of the Acquired Fund in the hands of the Acquiring Fund will include the period during which such asset was held by the Acquired Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

(i) The Reorganization will not result in the termination of the Acquired Fund’s taxable year and the Acquiring Fund will succeed to and take into account the items of the Acquired Fund, if any, described under Section 381(c), subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 and the Treasury Regulations thereunder.

Notwithstanding the foregoing, the Tax Opinion may state that no opinion is expressed as to: (i) whether either the Acquired Fund or the Acquiring Fund qualifies or will qualify as a regulated investment company; (ii) the U.S. federal income tax consequences of the payment of Reorganization Expenses by Adviser, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a) of the Code; (iii) whether any U.S. federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Acquired Fund Shareholder that is a foreign person; (iv) the effect of the Reorganization on the Acquired Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for U.S. federal income tax purposes on the termination or transfer thereof even if the transaction otherwise constitutes a nontaxable transaction or under a mark-to-market system of accounting (including under Section 1256 of the Code); (v) the effect of the Reorganization on any Acquired Fund Shareholder that is required to recognize unrealized gains or losses for U.S. federal income tax purposes under a mark-to-market system of accounting; (vi) whether accrued market discount, if any, on any market discount bonds held by the Acquired Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; (vii) whether any gain or loss will be required to be recognized with respect to any asset that constitutes stock in a passive foreign investment company (within the meaning of Section 1297(a) of the Code); and (viii) any state, local or foreign tax consequences of the Reorganization.

ARTICLE IX
EXPENSES

9.1 EXPENSES. Notwithstanding anything herein to the contrary, neither Fund shall pay any expenses relating to the Reorganization (“Reorganization Expenses”). The Adviser will pay and/or cause to be paid all Reorganization Expenses. In this regard, Reorganization Expenses include: (a) expenses associated with the preparation and filing of the Acquired Fund prospectus supplement, the Acquiring Fund registration statement(s), the N-14 Registration Statement and any amendments thereto; (b) postage; (c) accounting fees; (d) legal fees incurred by each Fund, including fees to counsel of the Selling Trust, counsel of the Acquiring Trust, counsel to the Independent Trustees of the Selling Trust, and counsel to the Independent Trustees of the Acquiring Trust; (e) the costs of retaining a proxy tabulator, including any costs associated with obtaining beneficial ownership information; (f) proxy solicitation costs, if any; (g) expenses associated with any special meetings or portions of meetings of Fund shareholders, the Board of Trustees of the Acquiring Trust and the Board of Trustees of the Selling Trust in

connection with the Reorganization, costs of the terminating Acquired Fund; (h) premium expenses of tail coverage insurance for the Acquired Fund and its Trustees and officers as set forth in Section 7.4; and (i) other related administrative or operational costs (including, for example, brokerage commissions, transfer fees, transfer taxes, exchange fees, and securities registration fees). For the avoidance of doubt, whether the Reorganization is consummated or not, the Adviser will bear full responsibility for payment of all Reorganization Expenses. Notwithstanding the foregoing, expenses of the Reorganization will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either the Acquired Fund or the Acquiring Fund to qualify for treatment as a regulated investment company within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code or otherwise result in the imposition of tax on either the Acquired Fund or the Acquiring Fund or on any of their respective shareholders.

ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF COVENANTS

10.1 ENTIRE AGREEMENT. The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Reorganization Agreement constitutes the entire agreement between and among the parties, except for the Mutual Nondisclosure Agreement dated September 27, 2023, by and between the Selling Trust, the Acquiring Trust, the Adviser and Fund Services.

10.2 SURVIVAL OF CERTAIN PROVISIONS. Except for the provisions set forth in Sections 1.4, 1.9, 4.1, 4.2, 4.3, 5.5, 5.6, 5.8, 5.10, 5.11, 9.1 and 10.2 of this Reorganization Agreement, the representations, warranties, and covenants contained in this Reorganization Agreement or in any document delivered pursuant to or in connection with this Reorganization Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

11.1 TERMINATION OF AGREEMENT. This Reorganization Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust. In addition, either the Acquiring Trust or the Selling Trust may at its option terminate this Reorganization Agreement at or before the Closing Date due to:

(a) a willful material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof to the breaching party and prior to the Closing Date;

(b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c) a determination by the Board of Trustees of the Acquiring Trust or the Board of Trustees of the Selling Trust that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Acquired Fund or its shareholders, respectively.

11.2 EFFECT OF TERMINATION. In the event of any such termination, in the absence of willful material default, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Selling Trust, the Acquired Fund, the Adviser, or their respective board members, members, shareholders and officers, but Section 9.1 shall continue to apply. In the event of willful material default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII
AMENDMENTS

12.1 AMENDMENTS. This Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Boards of Trustees; provided, however, that following the Acquired Fund Meeting called by the Acquired Fund pursuant to Section 5.2 of this Reorganization Agreement, no such amendment may have the effect of changing the provisions hereof to the detriment of Acquired Fund Shareholders without their further approval.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

13.1 HEADINGS. The article and section headings contained in this Reorganization Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Agreement.

13.2 COUNTERPARTS. This Reorganization Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 CONTROLLING LAW. This Reorganization Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflict of laws.

13.4 NO ASSIGNMENT. This Reorganization Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Agreement.

13.5 EFFECT OF THE AGREEMENT ON CERTAIN PERSONS. It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Acquiring Trust or the Selling Trust personally but shall bind only the property of the respective Fund, as provided in the trust instrument of the Acquiring Trust and the Selling Trust Governing Documents. Moreover, no series of the Selling Trust or Acquiring Trust other than the Acquired Fund or Acquiring Fund, respectively, shall be responsible for the obligations of the Acquiring Trust or Selling Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Trust and Fund hereunder. The execution and delivery of this Reorganization Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Fund and the Board of Trustees of the Selling Trust on behalf of the Acquired Fund and signed by authorized officers of the Acquiring Trust and the Selling Trust, respectively, acting as such. Neither the authorization by such Board of Trustees, as applicable, nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of the respective Fund.

ARTICLE XIV
NOTICES

14.1 NOTICES. Any notice, report, statement or demand required or permitted by any provisions of this Reorganization Agreement shall be in writing and shall be deemed duly given if delivered by electronic mail, by hand (including by FedEx or similar express courier), transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed as follows or to such other address of which the parties may have given written notice:

For the Acquiring Trust, on behalf of itself and the Acquiring Fund:

North Square Investments Trust

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Attention: Ian Martin

Email: imartin@ultimusfundsolutions.com

Phone: 513-869-4299

With a copy to (which shall not constitute notice):

Seward & Kissel LLP

901 K Street NW, Suite 800

Washington, DC 20001

Attention: Robert M. Kurucza, Esq.

Email: kurucza@sewkis.com

Phone: 202-661-7195

For the Selling Trust, on behalf of itself and the Acquired Fund:

Manager Directed Portfolios

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

Attention: Amber Kopp

Email: amber.kopp@usbank.com

Phone: 617-548-4143

With a copy to (which shall not constitute notice):

Godfrey & Kahn, SC

833 East Michigan Street, Suite 1800

Milwaukee, WI 53202

Attention: Ellen R. Drought, Esq.

Email: edrought@gklaw.com

Phone: 414-287-9517

For the Adviser:

Reflection Asset Management, LLC

1000 Palm Boulevard

Isle of Palms, SC 29451

Attention: Jason Britton, Chief Executive Officer

Email: jbritton@reflectionam.com

Phone: 617-584-4042

(signature page follows)

IN WITNESS WHEREOF, the parties have duly executed this Reorganization Agreement, all as of the date first written above.

NORTH SQUARE INVESTMENTS TRUST, separately on behalf of the Sphere 500 Climate Fund

By:
Name:
Title:

MANAGER DIRECTED PORTFOLIOS, separately on behalf of the Sphere 500 Climate Fund

By:
Name:
Title:

The undersigned is a party to this Reorganization Agreement for the purposes of Sections 1.10, 4.2, 4.4, 5.11, 6.4, 7.4, 9.1 and 10.2 only

REFLECTION ASSET MANAGEMENT, LLC

By:
Name:
Title:

EXHIBIT A

Column A (Acquiring Fund)	Column B (Acquired Fund)
Sphere 500 Climate Fund, a series of North Square Investments Trust	Sphere 500 Climate Fund, a series of Manager Directed Portfolios

STATEMENT OF ADDITIONAL INFORMATION

TO THE

REGISTRATION STATEMENT ON FORM N-14 REGARDING:

REORGANIZATION OF

Sphere 500 Climate Fund

a series of

Manager Directed Portfolios

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, Wisconsin 53202

IN EXCHANGE FOR SHARES OF

Sphere 500 Climate Fund

a series of

North Square Investments Trust

c/o Ultimus Fund Solutions, LLC,

225 Pictoria Drive, Suite 450,

Cincinnati, Ohio 45246

March 6, 2024

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the Sphere 500 Climate Fund (the “Acquired Fund”), series of Manager Directed Portfolios (“MDP”), into the Sphere 500 Climate Fund (the “Acquiring Fund”), a newly created series of the North Square Investments Trust (“NSIT”). The Acquired Fund and the Acquiring Fund are collectively referred to as the “Funds” and each, a “Fund.”

This SAI is not a prospectus. A combined Proxy Statement/Prospectus dated March 6, 2024, relating to the Reorganization (the “Proxy Statement/Prospectus”) may be obtained, without charge, by writing to the Acquired Fund c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or by calling 1-888-898-1041. This SAI should be read in conjunction with the Proxy Statement/Prospectus.

Contents of the SAI

This SAI consists of the cover page, the information set forth below, and the following documents, each of which was filed electronically with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein:

The following materials are incorporated herein by reference and are legally deemed to be part of this Proxy Statement/Prospectus.

1.	Prospectus and Statement of Additional Information, each dated January 31, 2024, for the Acquired Fund (“Acquired Fund Prospectus”), incorporated by reference to Post-Effective Amendment No. 142 of Manager Directed Portfolio’s registration statement on Form N-1A (File Nos. 333-133691; and 811-21897) (Accession No. 0000894189-24-000527) as filed with the SEC on January 26, 2024.

2.	The audited financial statements and related report of the independent registered public accounting firm for the fiscal year ended September 30, 2023 included in the Acquired Fund’s Annual Report to Shareholders (the “Predecessor Fund Annual Report”) incorporated by reference to Manager Directed Portfolio’s Form N-CSR (File Nos. 811-21897) as filed with the SEC on January 11, 2024.

3.	Prospectus and Statement of Additional Information, each dated March 5, 2024, for the Acquiring Fund (“Acquiring Fund Prospectus”) incorporated by reference to Post-Effective Amendment No. 33 of North Square Investment Trust’s registration statement on Form N-1A (File Nos. 333-226989 and 811-23373) (Accession No. 0001580642-24-001459) as filed with the SEC on March 5, 2024.

Because the Acquiring Fund has not yet commenced operations as of the date of this Statement of Additional Information, no financial statements or annual or semi-annual reports of the Acquiring Funds are available at this time.

Supplemental Financial Information

The Acquired Fund will be the performance and accounting survivor of the Reorganization.

A table showing the fees and expenses of the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Summary Information – How Do the Funds’ Fees and Expenses Compare?” of the Proxy Statement/Prospectus.

With respect to the proposed Reorganization, the Reorganization will not result in a material change to the Acquired Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. Each security held by the Acquired Fund is eligible to be held by the Acquiring Fund based on the investment restrictions of the Acquiring Fund.

There are no material differences in accounting policies of the Acquired Fund as compared to those of the Acquiring Fund.